SCHEDULE 14A INFORMATION

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Transgenomic, Inc.

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TRANSGENOMIC, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

July 12, 2006

The Annual Meeting of Stockholders of Transgenomic, Inc. (the “Company”) will be held at the offices of Kutak Rock LLP, 222 South 15th Street, 14th Floor, Omaha, Nebraska, on Wednesday, July 12, 2006, at 10:30 a.m. Central Daylight Time, for the following purposes:

(1)	To elect two Class III directors.

(2)	To ratify the appointment of Deloitte & Touche LLP as independent auditor for the Company for the year ending December 31, 2006.

(3)	To approve amendments to the Fourth Amended and Restated 1997 Stock Option Plan in the form of the 2006 Equity Incentive Plan.

(4)	To transact such other business as may properly come before the meeting or any adjournment thereof.

Please read the enclosed Proxy Statement for important information about the Annual Meeting.

Only stockholders of record at the close of business on May 15, 2006, are entitled to notice of, and to vote at, the Annual Meeting.

Please sign and return the enclosed proxy card using the envelope provided. You can revoke your proxy at any time. If you attend the Annual Meeting in person you may withdraw your proxy and vote in person.

By Order of the Board of Directors

Michael A. Summers, Interim Chief Executive Officer

Omaha, Nebraska

June 1, 2006

IMPORTANT: IT IS IMPORTANT THAT WE RECEIVE YOUR PROXY TO ENSURE A QUORUM AT THE ANNUAL MEETING. BY PROMPTLY RETURNING YOUR PROXY CARD TO US, YOU WILL SAVE THE COMPANY THE EXPENSE OF FURTHER PROXY SOLICITATION.

Transgenomic, Inc.

12325 Emmet Street

Omaha, Nebraska 68164

PROXY STATEMENT

for

ANNUAL MEETING OF STOCKHOLDERS

of

TRANSGENOMIC, INC.

We are sending this Proxy Statement to you in connection with our request for your proxy to use at the Annual Meeting of Stockholders of Transgenomic, Inc. (the “Company”) to be held on July 12, 2006. Only those owners of our common stock of record at the close of business on May 15, 2006 (the “Record Date”) are entitled to vote at the Annual Meeting. This Proxy Statement, along with the Notice of the Annual Meeting, the Annual Report to Stockholders and a proxy card are being first mailed to stockholders on or about June 2, 2006.

Your proxy is being solicited by the Board of Directors of the Company and will give them or Chief Executive Officer the power to vote on your behalf at the Annual Meeting. All shares of the Company’s common stock represented by properly executed and unrevoked proxies will be voted by the Board of Directors or Chief Executive Officer in accordance with the directions given by those proxies. Where no instructions are indicated, the Board of Directors will vote “FOR” each of the proposals that will be considered at the Annual Meeting. In addition, the Board of Directors believes outstanding shares owned by executive officers and directors of the Company will be voted “FOR” each such proposal. Shares owned by these persons total 4,688,054 and represent approximately 10% of the total shares outstanding as of the Record Date.

You may revoke your proxy at any time before it is exercised by the Board of Directors at the Annual Meeting. If you decide to do this, you will need to give the Secretary of the Company written notice that you want to revoke the proxy or you can submit a new proxy to the Secretary. In addition, if you attend the Annual Meeting in person, you may withdraw your proxy and vote in person. Shares of common stock entitled to vote and represented by properly executed, returned and unrevoked proxies will be considered present at the Annual Meeting for purposes of establishing a quorum. This includes shares for which votes are withheld, abstentions are cast or there are broker nonvotes. The holders of at least a majority of our common stock issued and outstanding on the Record Date must be present at the Annual Meeting, either in person or by proxy, in order for there to be a quorum.

Voting Securities and Beneficial Ownership by Principal Stockholders and Our Directors and Officers

On the Record Date there were 49,189,672 issued and outstanding shares of our common stock. Each share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting. Stockholders do not have the right to cumulate votes in the election of directors.

This table shows the beneficial ownership of our common stock by our directors, by those of our executive officers who are named in the Summary Compensation Table, by all of our current executive officers and directors as a group, and by each person we believe beneficially owns more than 5% of our outstanding common stock as of May 15, 2006, the record date established for our Annual Meeting of Stockholders. Each stockholder named in this table has sole voting and investment power over the shares he beneficially owns and all such shares are owned directly by the stockholder unless otherwise indicated. Stock ownership information of persons other than our executive officers and directors is based on available information including, but not limited to, Schedules 13D, 13F or 13G filed with the Securities and Exchange Commission.

Name	Number of Shares Beneficially Owned		Percent of Class
Directors and Executive Officers
Collin J. D’Silva, Chairman of the Board(1)	4,906,154	(2)	9.9%
Michael A. Summers, Chief Financial Officer and Interim Chief Executive Officer	250,000	(3)	*
Mitchell L. Murphy, Vice President, Secretary and Treasurer(4)	204,000	(5)	*
Gregory J. Duman, Director	245,400	(6)	*
Jeffrey L. Sklar, M.D., Ph.D., Director	43,000	(7)	*
Roland J. Santoni, Director	36,000	(8)	*
Parag Saxena, Director	15,000	(9)	*
Gregory T. Sloma, Director	15,000	(10)	*
All directors and executive officers as a group (8 persons)	5,714,554	(11)	11.4%

Other Shareholders
Kopp Investment Advisors, Inc.	10,075,130	(12)	20.5%
David M. Knott	4,880,285	(13)	9.9%
LBI Group Inc.	4,969,554	(14)	9.9%
Mazama Capital Management, LLC	3,847,148	(15)	7.8%
Michael A. Roth and Brian J. Stark	3,811,881	(16)	7.6%
INVESCO Private Capital, Inc.	2,292,426	(17)	4.7%

*	Represents less than 1% of the outstanding Common Stock of the Company.
(1)	Effective April 3, 2006, Mr. D’Silva resigned as Chief Executive Officer of the Company.
(2)	Consists of 2,771,538 shares owned by Mr. D’Silva, 1,400,000 shares owned by the Arthur P. D’Silva Trust, of which Collin J. D’Silva is the sole trustee, 484,616 shares owned by D’Silva, LLC, of which Mr. D’Silva is the managing member, and vested options to purchase 250,000 at $1.03 per share.
(3)	Consists of vested options to purchase 100,000 shares at $1.09 and 150,000 shares at $1.03 per share.
(4)	Effective April 27, 2006, Mr. Murphy resigned as Vice President, Secretary and Treasurer of the Company.
(5)	Consists of 4,000 shares owned by Mr. Murphy and vested options to purchase 50,000 shares at $5.00 per share, 10,000 shares at $11.94 per share, 2,500 shares at $9.91 per share, 10,000 shares at $6.38 per share, 27,500 shares at $6.24 per share, 50,000 shares at $1.92 per share and 50,000 shares at $1.03 per share.
(6)	Consists of 25,400 shares owned by Mr. Duman and vested options to purchase 15,000 shares at $10.00 per share, 200,000 shares at $6.00 per share and 5,000 shares at $2.57 per share.
(7)	Consists of vested options to purchase 15,000 shares at $5.00 per share, 9,000 shares at $13.00 per share, 3,000 shares at $6.38 per share, 6,000 shares at $6.16 per share, 5,000 shares at $2.57 per share and 5,000 shares at $1.09 per share.
(8)	Consists of 2,500 shares owned by Mr. Santoni and vested options to purchase 17,500 shares at $10.00 per share, 10,000 shares at $2.57 per share, 3,000 shares at $6.16 per shares and 3,000 shares at $6.00 per share.
(9)	Consists of vested options to purchase 15,000 shares at $1.09 per share.
(10)	Consists of vested options to purchase 15,000 shares at $2.57 per share.
(11)	Includes vested options to acquire 1,026,500 shares of common stock.
(12)	The address of Kopp Investment Advisors, Inc. is 7701 France Avenue South, Suite 500, Edina, Minnesota 55435.
(13)	Consists of 4,756,551 shares of common stock and warrants to purchase 123,734 shares at $1.20 per share. The address of David M. Knott and Dorset Management Group is 485 Underhill Boulevard, Suite 205, Syosset, New York 11791. Knott has additional warrants to purchase 1,460,424 at $1.20 per share that are not included in the beneficial ownership table because such warrants are subject to a conversion cap which precludes the holder thereof from exercising such warrants to the extent that such owner would beneficially own in excess of 9.9% of the Company’s common stock.

(14)	Consists of 3,960,396 shares of common stock and warrants to purchase 1,009,158 shares at $1.20 per share. The address of each of these beneficial owners is 745 Seventh Avenue, New York, New York 10019. LBI has additional warrants to purchase 575,000 at $1.20 per share that are not included in the beneficial ownership table because such warrants are subject to a conversion cap which precludes the holder thereof from exercising such warrants to the extent that such holder would beneficially own in excess of 4.9% and 9.9% of the Company’s common stock.
(15)	The address of Mazama Capital Management, LLC is One Southwest Columbia Street, Suite 1500, Portland Oregon 97258.
(16)	Consists of 2,722,772 shares of common stock and warrants to purchase 1,089,109 shares at $1.20 per share. The address for the named individuals is 3600 South Lake Drive, St. Francis, Wisconsin 53235. These warrants are subject to a conversion cap which precludes the holder thereof from exercising such warrants to the extent that such owner would beneficially own in excess of 4.9% and 9.9% of the Company’s common stock.
(17)	These shares are held by entities affiliated with INVESCO Private Capital, Inc., which disclaims beneficial ownership of these shares. The address of INVESCO Private Capital, Inc. is 1166 Avenue of the Americas, New York, New York 10036.

PROPOSAL TO ELECT CLASS III DIRECTORS

Board of Directors and Committees

Our entire Board of Directors consists of seven positions of which six are currently occupied. The Board of Directors is divided into three classes with directors in each class serving for a term of three years. The terms of office of the current Class I, Class II and Class III directors will expire in 2007, 2008 and 2006, respectively.

The Board of Directors has nominated Gregory J. Duman and Roland J. Santoni as Class III directors to serve three-year terms expiring in 2009. Mr. Duman and Mr. Santoni are current members of the Board of Directors and each has expressed an intention to continue to serve on the Board of Directors if they are elected. The Board of Directors knows of no reason why Mr. Duman or Mr. Santoni might be unavailable to serve. There are no arrangements or understandings between either Mr. Duman or Mr. Santoni and any other person pursuant to which they were selected as nominees.

The election of a director requires the affirmative vote of a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote. This means that votes withheld and broker nonvotes with respect to the election of directors will have no effect on the election of directors. If Mr. Duman or Mr. Santoni is unable to serve as a director, the Board of Directors may nominate a substitute nominee. In that case, the Board of Directors will vote all valid proxies that voted in favor of Mr. Duman or Mr. Santoni, as the case may be, for the election of the substitute nominee.

The Board of Directors recommends that the stockholders vote “FOR” the election of Mr. Duman and Mr. Santoni as Class III Directors.

The following table sets forth information about our directors, including the nominees who are to be voted on at the Annual Meeting. The Board of Directors has determined that Messrs. Duman, Saxena, Sloma, Sklar and Santoni are independent directors of the Company under the listing standards adopted by the Nasdaq Stock Market. All directors have held the positions with the companies (or their predecessors) set forth under “Principal Occupation” for at least five years, unless otherwise indicated.

Name	Age	Principal Occupation	Director Since	Term To Expire
		NOMINEES

Gregory J. Duman	50	President of Prism Technologies LLC(1)	2000	2006
Roland J. Santoni	64	Vice President of West Development, Inc. (2)	2000	2006

		DIRECTORS CONTINUING IN OFFICE

Collin J. D’Silva	49	Chairman of the Board(3)	1997	2007
Parag Saxena	50	Chief Executive Officer of INVESCO Private Capital, Inc.	1999	2007
Gregory T. Sloma	54	President of G.O. Incorporation (4)	2004	2008
Jeffrey L. Sklar, M.D., Ph.D.	58	Professor of Pathology, Yale University School of Medicine(5)	1997	2008

(1)	From 2001 to 2003, Mr. Duman was Executive Vice President and Chief Financial Officer of the Company. From 2000 to 2001, Mr. Duman was Chief Financial Officer of Artios, Inc. From 1983 to 2000, Mr. Duman served in several capacities including Controller, Chief Financial Officer and Executive Vice President of Transaction Systems Architects, Inc.
(2)	From 1977 to 2003, Mr. Santoni was Professor of Law at Creighton University. In addition, from 1978 to 2003, he served Of Counsel with the law firm of Erickson & Sederstrom, P.C.
(3)	From 1997 to April 3, 2006, Mr. D’Silva was Chief Executive Officer of the Company. Mr. D’Silva is also a director of Bruker Biosciences Corporation, formerly known as Bruker Daltonics, Inc.
(4)	Mr. Sloma is also a director of West Corporation. From 2004 to 2006, Mr. Sloma was Executive Vice President and Chief Financial Officer of SpeedNet Services, Inc. From 1996 to 2003, Mr. Sloma served in several capacities including President, Chief Operating Officer, Chief Executive Officer, and Vice Chairman and Director of Mergers & Acquisitions for DTN Corporation. In September 2003, DTN Corporation filed a pre-packaged Chapter 11 reorganization petition in bankruptcy. DTN Corporation emerged from bankruptcy on October 31, 2003.
(5)	From 1989 to 2003, Dr. Sklar was Professor of Pathology, Harvard Medical School.

Information regarding our other executive officers is found in our Form 10-K that is part of the Annual Report to Stockholders that accompanies this Proxy Statement. The Board of Directors has adopted a code of ethical conduct that applies to our principal executive officers and senior financial officers as required by Section 406 of the Sarbanes Oxley Act of 2002. This code of ethical conduct is embodied within our Business Ethics Policy, which applies to all persons associated with the Company, including our directors, officers, and employees, and complies with the listing standards adopted by the Nasdaq Stock Market. The Business Ethics Policy is available on our website at www.transgenomic.com.

The Board of Directors conducts its business through meetings of the Board and actions taken by written consent in lieu of meetings and by the actions of its committees. During the year ended December 31, 2005, the Board of Directors held nine meetings and acted by written consent in lieu of a meeting one time. Other than Mr. Saxena, all directors attended at least 75% of the meetings of the Board of Directors and of the committees of the Board of Directors on which they served during 2005. Mr. Saxena attended six meetings of the Board of Directors, two Audit Committee meetings and two Compensation Committee meetings.

The Board of Directors has established and assigned certain responsibilities to an Audit Committee and a Compensation Committee. We do not have a standing nominating committee. The Board determined that due to the relatively small size of the Board, and due to the policy on director nominations, which is described below, it was not necessary to form a separate committee to evaluate director nominations. Under the director nomination policy, director candidates are identified primarily through suggestions made by directors, management and stockholders of the Company. We have implemented no material changes to the procedures by which stockholders may recommend nominees for the Board of Directors. The Board of Directors will consider director nominees recommended by stockholders that are submitted in writing to the Secretary of the Company in a timely manner and which provide necessary biographical and business experience information regarding the nominee. All candidates for director will be evaluated based on their independence, character, judgment, diversity of experience, financial or business acumen, ability to represent and act on behalf of all stockholders, and the needs of the Board. In general, the Board expects to nominate incumbent directors who express an interest in continuing to serve on the Board. The independent directors of the Company review and consider all candidates to serve as a director of the Company who are properly suggested by directors, management and stockholders of the Company, and the Board of Directors selects its nominees to serve as a director of the Company from among those candidates who are recommended to the Board of Directors by a majority of the independent directors of the Company.

Audit Committee. The Audit Committee’s primary duties and responsibilities include monitoring the integrity of our financial statements, monitoring the independence and performance of our external auditors, and monitoring our compliance with applicable legal and regulatory requirements. The functions of the Audit Committee also include reviewing periodically with independent auditors the performance of the services for which they are engaged, including reviewing the scope of the annual audit and its results, reviewing with management and the auditors the adequacy of our internal accounting controls, reviewing with management and the auditors the financial results prior to the filing of quarterly and annual reports, and reviewing fees charged by our independent auditors. Our independent auditors report directly and are accountable solely to the Audit Committee. The Audit Committee has the sole authority to hire and fire the independent auditors and is responsible for the oversight of the performance of their duties, including ensuring the independence of the independent auditors. The Audit Committee also approves in advance the retention of, and all fees to be paid to, the independent auditors. The rendering of any auditing services and all non-auditing services by the independent auditors is subject to the approval in advance of the Audit Committee. The Audit Committee operates under a written charter which is available on our website at www.transgenomic.com and is attached hereto as Exhibit A. The Audit Committee is required to be composed of directors who are independent of the Company under the rules of the Securities and Exchange Commission and under the listing standards of the Nasdaq Stock Market. The current members of the Audit Committee are directors Santoni, Saxena and Sloma. The Board of Directors has determined that Mr. Sloma qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. The Audit Committee met seven times during 2005 and took action by unanimous written consent one time.

Compensation Committee. The Compensation Committee reviews and approves our compensation policy, changes in salary levels and bonus payments to our executive officers and other management and determines the timing and terms of awards made pursuant to our stock option plan. The Compensation Committee currently consists of directors Sklar, Santoni and Saxena, each of whom has been determined by the Board of Directors to be independent under the listing standards of the Nasdaq Stock Market. The Compensation Committee met five times during 2005.

Section 16(a) Beneficial Ownership Reporting Compliance. Item 405 of Regulation S-K requires disclosure of any known late filing or failure by an insider to file a report required by Section 16 of the Securities Exchange Act of 1934. We believe all Section 16 reports were filed in a timely manner during 2005 except as follows:

Reporting Person	Total Number of Forms Filed Late	Total Number of Transactions Late
Collin D’Silva	1	1
Mitchell L. Murphy	1	1
Parag Saxena	1	1
Michael A. Summers	1	1

Compensation of Directors

Directors who are also our officers or affiliates are not separately compensated for serving on the Board of Directors other than reimbursement for out-of-pocket expenses related to attendance at board and committee meetings. Independent directors are paid an annual retainer of $12,000. In addition, they receive a fee of $1,200 for attending meetings in person, or $600 for participating in a meeting by teleconference, as well as reimbursement for out-of-pocket expenses related to attendance at board and committee meetings. Independent directors serving on any committee of the Board of Directors are paid an additional annual retainer of $2,500, except that the additional retainer paid to independent directors serving on the Audit Committee is $5,000.

Our non-employee and non-affiliated directors are issued options to purchase 15,000 shares of common stock under our stock option plan upon initial appointment to the Board. For options granted prior to March 28, 2003, such options vest at the rate of 20% per year of service on the Board. Additional grants were made from time to time so that each non-employee director would hold 15,000 unvested options at any time. Effective March 28, 2003, the options granted to a non-employee and non-affiliated director upon initial appointment to the Board vest at the rate of 33 1/3% per year of service on the Board. Additional grants of options to purchase 5,000 shares of common stock will be made on a date reasonably close to each anniversary of such director’s appointment to the Board to be determined by the Compensation Committee in its sole discretion, with such options vesting on the third anniversary of the grant. All options granted to non-employee directors have exercise prices that represented or exceeded the fair market value of our stock on the grant date. Exercise prices on outstanding options granted to our non-employee directors range from $1.00 to $13.00 per share. On December 28, 2005 , the Company’s Directors approved a plan to accelerate the vesting of all outstanding stock options. Aside from the acceleration of the vesting date, the terms and conditions of the stock option award agreements governing the underlying stock option grants remained unchanged. All such options were out-of-the money, and accordingly, the accelerated vesting resulted in no compensation expense since there was no intrinsic value associated with these fixed awards at the date of modification. Accelerating the vesting of these options allows the Company to avoid recognition of compensation expense associated with these options in future periods.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

The following table sets forth information regarding the annual and long-term compensation paid by us to our Chief Executive Officer, our two other executive officers for services rendered during the three years ended December 31, 2005.

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long-Term Compensation
					Awards		Payouts
(a) Name and Principal Position	(b) Year	(c) Salary ($)	(d) Bonus ($)	(e) Other Annual Compensation(1) ($)	(f) Restricted Stock Award(s) ($)	(g) Securities Underlying Options/ SARs (#)	(h) LTIP Payouts(2) ($)	(i) All Other Compensation(3) ($)
Collin J. D’Silva(4) President and Chief Executive Officer	2005 2004 2003	165,453 140,568 142,308	35,000 — —	— — —	— — —	250,000 — —	— — —	26,489 15,311 5,927

Michael A. Summers (5) Chief Financial Officer	2005 2004 2003	160,890 54,578 —	25,000 — —	— — —	— — —	250,000 — —	— — —	19,509 1,135 —

Mitchell L. Murphy (6) Vice President, Secretary and Treasurer	2005 2004 2003	145,346 135,544 120,000	— — —	— — —	— — —	50,000 — 50,000	— — —	17,235 14,468 5,986

(1)	No disclosure is required in this column pursuant to applicable Securities and Exchange Commission regulations, as the aggregate value of items covered by this column does not exceed the lesser of $50,000 or 10% of the annual salary and bonus shown for each respective executive officer named.
(2)	We do not have a long-term incentive plan as defined in Item 402 of Regulation S-K under the Securities Exchange Act of 1934, as amended.
(3)	These amounts consist of accrued vacation to be taken in the future or paid in cash upon termination of employment, 401(k) Company matching contributions, reimbursed moving expenses and auto allowances, as applicable.
(4)	Mr. D’Silva resigned his position as President and Chief Executive Officer on April 3, 2006. He continues as Chairman of the Board.
(5)	Mr. Summers joined the Company and assumed the role of Chief Financial Officer on July 31, 2004. He assumed the additional role of Interim Chief Executive Officer on April 3, 2006.
(6)	Mr. Murphy resigned his position as Vice President, Secretary and Treasurer on April 27, 2006.

Options/SAR Grants in Last Fiscal Year

The Compensation Committee may grant either qualified or non-qualified stock options to the officers and employees of the Company and nonqualified stock options to nonemployee directors and advisors under our stock option plan. The following table shows the options granted during 2005 to those executive officers of the Company whose compensation is reported in the Summary Compensation Table.

(a) Name	(b) Number of Securities Underlying Options/SARs Granted (#)(1)	(c) % of Total Options/SARs Granted to Employees in Fiscal Year(2)	(d) Exercise or Base Price ($/Sh)	(e) Expiration Date	(f) Grant Date Present Value(3)
Collin J. D’Silva	250,000	21%	$1.03	8/11/2015	$64,000
Michael A. Summers	100,000	8%	$1.09	1/1/2015	$26,000
Michael A. Summers	150,000	13%	$1.03	8/11/2015	$38,000
Mitchell L. Murphy	50,000	4%	$1.03	8/11/2015	$13,000

(1)	The exercise price of all options granted to executive officers during fiscal 2005 is equal to the fair market value of our common stock on the date of grant. Each option expires ten years from the date of grant. No stock appreciation rights (SARs) may be granted under our stock option plan.
(2)	Percentages based on total option grants during 2005 of 1,183,500.
(3)	The grant date present value was estimated using the Black-Scholes option pricing model, with the following assumptions: risk-free interest rate of 4.15%, volatility ranging from 35% to 85%, an expected option life of three years and no common stock dividends.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

The following table sets forth certain information concerning the number of exercised and unexercised options and the value of such options at the end of 2005 held by the executive officers of the Company whose compensation is reported in the Summary Compensation Table.

(a) Name	(b) Shares Acquired on Exercise(#)	(c) Value Realized ($)(1)	(d) Number of Securities Underlying Unexercised Options/SARs at Year End(#) Exercisable/ Unexercisable	(e) Value of Unexercised In-the-Money Options/SARs at Year End($)(1) Exercisable/ Unexercisable
Collin J. D’Silva	—	—	250,000/250,000	$0 /$0
Michael A. Summers	—	—	250,000/250,000	$0 /$0
Mitchell L. Murphy	—	—	200,000/200,000	$0 /$0

(1)	Based on the difference between the closing sale price of the Common Stock on the exercise date or December 31, 2005 and the related option exercise price.

Equity Compensation Plan Information

The following equity compensation plan information summarizes plans and securities approved and not approved by security holders as of December 31, 2005:

	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
PLAN CATEGORY
Equity compensation plans approved by security holders	5,563,098	$4.31	683,133
Equity compensation plans not approved by security holders	—	—	—

Total	5,563,098	$4.31	683,133

Long-Term Incentive Plans and Other Matters

We do not maintain a long-term incentive plan or pension plan (as defined in Item 402 of SEC Regulation S-K) for our executive officers and have not repriced any options or SARs for any executive officer during the last fiscal year.

Stock Option and Other Compensation Plans

Stock Option Plan. Our Fourth Amended and Restated 1997 Stock Option Plan allows us to grant options to our employees, directors and advisors, which gives them the right to buy our common stock at a fixed price, even if the market value of our stock goes up. The Compensation Committee of our Board of Directors administers our stock option plan and it has the sole authority to set the number, exercise price, term and vesting provisions of the options granted under the plan, except that any award made to a director serving on the Compensation Committee must be ratified by a majority of the entire Board of Directors. Under the terms of the plan, the exercise price of an incentive stock option, as defined under the Internal Revenue Code of 1986, as amended, cannot be less than the fair market value of our common stock on the date the option is granted. In general, options will expire if not exercised within ten years from the date they are granted. The Compensation Committee may also require that an option holder remain employed by us for a specified period of time before an option may be exercised. The Compensation Committee establishes these “vesting” provisions on an individual basis. The Compensation Committee will also decide whether options will be nonqualified options or structured to be qualified options for U.S. income tax purposes. Either incentive or nonqualified stock options may be granted to employees, but only nonqualified stock options may be granted to our non-employee directors and advisors. Options for a maximum of 7,000,000 shares may be granted under the plan. Outstanding options for a total of 5,509,764 shares of our common stock are outstanding at the Record Date, of which 5,509,764 may be exercised at this time. Outstanding options have exercise prices ranging from $1.00 to $13.00 per share.

Under the terms of our stock option plan, any options not vested will become immediately vested if the option holder dies or becomes permanently disabled if the option holder continuously served the Company for at least three years or such period determined by the Compensation Committee. If an option holder voluntarily resigns, any options not vested as of the date of resignation will terminate and all rights will cease, as determined by the Compensation Committee and documented in the option grant documents. In the event an option holder’s employment, board membership or status as an advisor is terminated for cause, the option holder’s right to exercise an option, whether or not vested, will immediately terminate and all rights will cease, unless the Compensation Committee determines otherwise.

A proposal to amend the stock option plan is being presented for approval by the stockholders at the Annual Meeting. This proposal is discussed in detail under “Proposal to Approve Adoption of Equity Incentive Plan”.

Employee Savings Plan. We have established an employee savings plan that is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code. This plan allows for voluntary contributions up to statutory maximums by eligible employees. We match a specific proportion of these contributions, subject to limitations imposed by law. We may make additional contributions to the savings plan on behalf of our employees if our Board of Directors decides to do so. For the years ended December 31, 2005, 2004 and 2003, Company contributions to the 401(k) plan were $172,000, $279,000 and $343,000 respectively.

Employee Stock Purchase Plan. In May 2001, Company shareholders approved the adoption of the Transgenomic 2001 Employee Stock Purchase Plan that was subsequently implemented in November 2001 and terminated in December 2005. Our Second Amended and Restated 2001 Employee Stock Purchase Plan (the “Stock Purchase Plan”) was structured to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended. Additionally, the Stock Purchase Plan authorized the Compensation Committee of the Board of Directors to adopt sub-plans designed to achieve desired tax and other objectives in locations outside the United States. Up to 500,000 shares of our common stock may be issued during the term of the Stock Purchase Plan that was defined as December 1, 2001 through November 30, 2006. Employees were able to voluntarily participate in the Stock Purchase Plan through payroll deductions. Such deductions accumulated during the participation periods, defined as three month periods. On the first business day of each participation period, each participant was deemed to have been granted an option to purchase common stock at 85% of its fair market value as measured by the closing price of the stock on either the first or last business day of the participation period, whichever was lower. The number of shares purchased was based upon the participant’s elected withholding amount. At the end of each participation period such option was automatically exercised.

Employment Agreements

We have entered into employment agreements with former Chief Executive Officer, Collin J. D’Silva and our Chief Financial Officer, Michael A. Summers. These agreements remain in place, although Mr. D’Silva no longer serves in the capacity as Chief Executive Officer and Mr. Summers is acting as Interim Chief Executive Officer. The employment agreements with Messrs. D’Silva and Summers require these executives to devote their full time to our business activities, provided that they may serve as directors of or consultants to other companies that do not compete with us and for nonprofit corporations, civic organizations, professional groups and similar entities. These executives are not allowed to compete with us during the term of their employment and for one year after they are no longer our employee. Each agreement contains provisions under which these executive officers have agreed to maintain the confidentiality of information concerning us and which prohibits them from disclosing confidential information about our business to people outside of the Company, except for proper business purposes.

The employment agreement with Mr. D’Silva has a term of 22 months expiring December 2006. The employment agreement with Mr. Summers has an initial term of three years expiring July 2007. Each of these agreements may be extended unless we or the employee, as the case may be, give notice of an intention not to renew. If one of these officers is terminated for reasons other than an act of serious misconduct, the officer will be entitled to severance pay in an amount equal to his then current base annual salary.

Report of the Compensation Committee on Executive Compensation

Executive Officer Compensation. The Compensation Committee endeavors to establish total compensation packages for the executive officers of the Company that fairly reflect the value of their services to the Company and that will permit the Company to attract and retain high quality individuals in its key executive positions, taking into consideration both the prevailing competitive job market and the current size and expected growth of the Company.

Executive officer compensation contains three principal components: (i) a base salary, (ii) a cash bonus and (iii) grants of options to purchase common stock under the Company’s stock option plan. The base salaries for Collin D’Silva and Mike Summers are set forth in their employment agreements and are subject to annual increases as recommended by the Compensation Committee. The base salaries of other officers are determined as a function of their prior base salaries and the Compensation Committee’s view of base salary levels for executive officers with comparable positions and responsibilities in other companies and are not a function of any specific performance criteria. The Compensation Committee periodically compares base salaries paid to its executive officers with those paid by other public companies engaged in similar industries and that generate revenues in the same range as the Company. These companies are not necessarily the same companies that are included in the peer group index used in the Performance Graph included in this Proxy Statement. In general, the Compensation Committee determined that the base salaries paid to the Company’s executive officers fell within an appropriate range of base salaries paid by such comparable companies.

The annual bonus for Collin D’Silva and Mike Summers are set forth in their employment agreements. Bonus paid to other executive officer, or any additional bonus to Messrs. D’Silva and Summers, are based on attainment of performance goals established by the Compensation Committee and approved by the Board of Directors. The Compensation Committee may award these bonus amounts on a discretionary basis if the Compensation Committee deems it to be appropriate based upon its assessment of an executive’s individual performance and the overall performance of the Company with respect to items such as stockholder value, stock price, sales growth and net income.

Because ownership of the Company’s common stock serves to align the economic interests of its executive officers with those of its stockholders, executive officers who, in the opinion of the Compensation Committee, contribute to the growth, development and financial success of the Company may be awarded options to purchase common stock under the Company’s stock option plan. The Committee also believes the use of stock options to compensate the Company’s executive officers helps the Company preserve its working capital. Any grant of options to purchase common stock must be made with an exercise price no less than the closing sale price of the common stock on the date of grant. Therefore, the compensation value of these stock options is directly related to the long-term performance of the Company as measured by its future return to stockholders. The amount of stock option awards granted to executive officers are determined on a discretionary basis by the Compensation Committee considering the same criteria used to establish base salary levels and award cash bonuses.

Compensation of Chief Executive Officer. Collin D’Silva’s base salary is set by his employment agreement and is subject to annual increases as recommended by the Compensation Committee. Mr. D’Silva’s base salary was increased to $230,000 during 2005. In the opinion of the Compensation Committee, the increase was justified based upon its review of base salaries paid to chief executive officers of similarly situated companies and that Mr. D’Silva’s base salary remains very reasonable and is at the lower end of the range paid by such other companies. Mr. D’Silva was awarded a $35,000 cash bonus during 2005 pursuant to the terms of his employment agreement and was also awarded options to acquire 250,000 shares of common stock under the Company’s stock option plan. The option award was made to Mr. D’Silva in lieu of any further increase in his salary.

Compliance With Section 162(m) of the Internal Revenue Code. The current tax law imposes an annual, individual limit of $1 million on the deductibility of the Company’s compensation payments to the Chief Executive Officer and to the four most highly compensated executive officers other than the Chief Executive Officer. Specified compensation is excluded for this purpose, including performance-based compensation, provided that certain conditions are satisfied. The Compensation Committee is determined to preserve, to the maximum extent practicable, the deductibility of all compensation payments to the Company’s executive officers.

Jeffrey Sklar, M.D., Ph.D. Roland Santoni Parag Saxena

Compensation Committee Interlocks and Insider Participation

There are no Compensation Committee interlocks and no insider participation in compensation decisions that are required to be reported under the rules and regulations of the Securities Exchange Act of 1934.

Report of the Audit Committee

The Audit Committee is comprised of Roland Santoni, Parag Saxena and Gregory Sloma, each of which is an independent director of the Company under the rules adopted by the Securities and Exchange Commission and the Nasdaq Stock Exchange.

The Company’s management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of internal controls and processes for that purpose. Deloitte & Touche LLP acts as the Company’s independent auditors and they are responsible for conducting an independent audit of the Company’s annual financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of both of these processes.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2005 with management of the Company and with representatives of Deloitte & Touche LLP. As a result of these discussions, the Audit Committee believes that the Company maintains an effective system of accounting controls that allow it to prepare financial statements that fairly present the Company’s financial position, results of its operations and cash flows. Our discussions with Deloitte & Touche LLP also included the matters required by Statement on Auditing Standard No. 61 (Communications with Audit Committees), as amended.

In addition, the Audit Committee reviewed the independence of Deloitte & Touche LLP. We received written disclosures and a letter from Deloitte & Touche LLP regarding its independence as required by Independent Standards Board Standard No. 1 and this information was discussed with Deloitte & Touche LLP.

Based on the foregoing, the Audit Committee has recommended that the audited financial statements of the Company for the year ended December 31, 2005, be included in the Company’s Annual Report on Form 10-K to be filed with the Securities and Exchange Commission.

Roland J. Santoni Parag Saxena Gregory T. Sloma

Company Performance

In accordance with SEC rules, the following table shows a line-graph presentation comparing cumulative, total stockholder returns with a broad equity market index and an index of peer companies selected by us for the five-year period ended December 31, 2005. We have selected the Nasdaq Market Index for the broad equity market index and the Peer Group Index consisting of the following companies:

Peer Group Argonaut Technologies Caliper Life Sciences Cepheid Cipergen Biosystems, Inc. Harvard Bioscience IC Illumina, Inc. Luminex Corporation Nuvelo, Inc. Orchid Biosciences, Inc. Sequenom, Inc.

The stock price information shown on the following graph is not necessarily indicative of future price performance.

	December 31,
	2000	2001	2002	2003	2004	2005
Transgenomic, Inc.	$100.00	$104.76	$21.32	$19.24	$10.95	$10.10
Peer Group Index	$100.00	$55.48	$16.48	$38.22	$33.10	$32.72
Nasdaq Market Index	$100.00	$79.71	$55.60	$83.60	$90.63	$92.62

Assumes $100 invested on December 31, 2000 in Transgenomic’s common stock, the Nasdaq Market Index and the Peer Group Index, with reinvestment of dividends.

PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP to be our independent auditors for 2005. We are asking our stockholders to ratify the appointment of Deloitte & Touche LLP. The ratification of the appointment of our auditor requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote. Abstentions will have the same effect as a vote against ratification. Broker nonvotes will not be considered shares entitled to vote with respect to ratification of the appointment and will not be counted as votes for or against the ratification.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2006.

Representatives of Deloitte & Touche LLP are expected to be present in person or by telephonic conference at the Annual Meeting and will be provided an opportunity to make a statement and to respond to appropriate inquiries from stockholders.

Accounting Fees and Services

The following fees were billed by Deloitte & Touche LLP to us for professional services provided during 2005 and 2004:

Audit Fees. Deloitte & Touche LLP billed us a total of $343,000 and $250,000 in 2005 and 2004, respectively, for professional services rendered for the audit of our annual financial statements for those fiscal years and to review our interim financial statements included in Quarterly Reports on Form 10-Q filed by us with the SEC during those years.

Audit-Related Fees. Deloitte & Touche LLP billed us a total of $7,000 and $42,000 in 2005 and 2004, respectively, for audit-related services. Audit-related services generally include fees for the audits of our employee benefit plans and fees incurred in connection with services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings and research consultation on proposed transactions.

Tax Fees. Deloitte & Touche LLP billed us a total of $34,000 and $44,000 in 2005 and 2004, respectively, for tax services. Tax services consisted primarily of planning, advice and compliance, or return preparation, for U.S. federal, state and local, as well as international jurisdictions.

All Other Fees. Deloitte & Touche LLP did not render any services other than the services described under the above captions in 2005 and 2004.

The Audit Committee approved all services provided by Deloitte during fiscal year 2005 and has determined that the provision of these services did not adversely affect Deloitte’s independence. It is currently the policy of the Audit Committee to review and pre-approve all services provided by the independent auditor to the Company in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general preapproval, it will require specific preapproval by the Audit Committee. Any proposed services exceeding preapproved cost levels will require specific preapproval by the Audit Committee. The term of any preapproval is 12 months from the date of preapproval, unless the Audit Committee specifically provides for a different period.

PROPOSAL TO APPROVE ADOPTION OF EQUITY INCENTIVE PLAN

The Board of Directors has adopted further amendments to the Fourth Amended and Restated 1997 Stock Option Plan (the “1997 Plan”) and has renamed it the 2006 Equity Incentive Plan (as amended, the “2006 Plan”). The Board has determined that it would in the best interest of the Company to expand the types of equity compensation awards available to the Compensation Committee to include stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units. The Board determined that the Compensation Committee should have these additional types of equity compensation awards available to it so that it has more flexibility in designing compensation packages to attract and retain qualified officers and employees and to align the interests of our officers and employees with those of the Company and its stockholders. The 2006 Plan is intended to provide the Compensation Committee with more flexibility to design compensatory awards that are responsive to the Company’s needs and competitive in the market place.

The 2006 Plan will increase the total number of shares of our common stock that may be issued as equity compensation from 7,000,000 to 10,000,000 shares. To date, options for a total of 6,263,533 shares have been issued under the 1997 Plan. The adoption of the 2006 Plan will not change the considerations of the Compensation Committee with respect to grants.

The approval of the adoption of the 2006 Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker nonvotes will not be counted as votes cast and will have no effect on the result of the vote. If the 2006 Plan is not approved by stockholders, the Company will continue to make grants under the existing 1997 Plan in accordance with the terms of that plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE 2006 EQUITY INCENTIVE PLAN.

The following is a summary of the terms of the 2006 Plan. This summary is not a complete description of all provisions of the 2006 Plan, and is subject to the actual terms of the 2006 Plan. A copy of the 2006 Plan is attached to this Proxy Statement as Exhibit B.

Administration

The 2006 Plan will be administered by the Compensation Committee of the Board of Directors (the ”Committee”). Subject to the terms of the 2006 Plan, the Committee has the discretion to determine the terms of each award made under the Plan and to agree to any amendment of the terms of any such award. However, no repricing of grants (including cancellation of a grant and the issuance of another grant with a lower exercise price) will be allowed without the approval of the shareholders. The Committee also has the sole authority to interpret the terms of the 2006 Plan, including whether a “change of control” of the Company, as such term is defined in the 2006 Plan, has occurred. The Committee will have the ability to delegate to Company officers the authority to make awards under the 2006 Plan to non-officer employees within limits established by the Committee. Notwithstanding the general authority of the Committee, the Board has adopted resolutions under which our non-employee and non-affiliated directors are issued options to purchase 15,000 shares of common stock upon their initial appointment to the Board and are granted additional options to purchase 5,000 shares of common stock on each anniversary of their appointment to the Board.

Awards and Eligibility

Awards under the 2006 Plan may be in the form of incentive stock options as defined in Section 422 of the Code (“ISOs”), nonqualified stock options (“NQSOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance shares and performance units. In addition, awards of ISOs and NQSOs may be made in conjunction with dividend equivalency rights (“DERs”) that provide for payments of dividend equivalents in cash or additional shares on a current, deferred or contingent basis with respect to any or all dividends or other distributions paid by the Company on its common stock. The 2006 Plan also authorizes the Committee to make equity-based awards not specifically provided for in the 2006 Plan (“Other Awards”) on terms and conditions it determines to be appropriate.

All directors, officers and employees of the Company are eligible to receive awards under the 2006 Plan as well as advisors to the Company. The benefits or amounts that may be received by or allocated to any particular director, officer, employee or advisor under the 2006 Plan will be determined in the sole discretion of the Committee and, accordingly, are not presently determinable.

Shares Available for Issuance

The maximum number of shares as to which stock awards may be granted under the 2006 Plan is 10,000,000 shares. Of this maximum number, only an aggregate of 5,000,000 shares may be issued for awards other than stock options or SARs. The number and kind of shares available under the 2006 Plan (including the number and kind of shares issuable under any then outstanding awards) is subject to adjustments by the Committee in the event of certain corporate events such as stock splits, stock dividends, or other recapitalizations of the Company so as to prevent dilution or enlargement of the participants’ rights under the 2006 Plan. Shares of common stock issued under the 2006 Plan may be shares of original issuance, shares held in Treasury, shares that have been reacquired by the Company or shares purchased by the Company on the open market.

Limitations on Grants of Incentive Stock Options

For purposes of determining whether shares are available for the issuance of ISOs, the maximum number of shares that may be issued through ISOs under the 2006 Plan is 10,000,000.

Expired, Forfeited or Unexercised Awards

If any award granted under the 2006 Plan (including those issued under the 1997 Plan prior to its amendment) expires, is forfeited or becomes unexercisable without having been exercised or fully paid, the shares underlying such award will become available for future awards under the 2006 Plan. Furthermore, if we settle any award in cash rather than in common stock the shares underlying such award that are retained or otherwise not issued will become available for future awards under the 2006 Plan.

Options

Both ISOs and NQSOs entitle the optionee to purchase shares of our common stock at a price equal to or greater than the fair market value on the date of grant. Stock options issued under the 2006 Plan may be either ISOs or NQSOs, provided that only employees may be granted ISOs. The option may specify that the option price is payable (i) in cash, (ii) by the transfer to the Company of unrestricted stock, (iii) with any other legal consideration the Committee may deem appropriate or (iv) any combination of the foregoing. No stock option may be exercised more than 10 years from the date of grant. Each grant may specify a period of continuous employment or service with the Company or any subsidiary that is necessary before the stock option or any portion thereof will become exercisable and may provide for the earlier exercise of the option in the event of a change in control of the Company or similar event. A change in control will be deemed to occur upon (i) a dissolution or liquidation of the Company, (ii) a sale of substantially all of the assets of the Company, (iii) a merger or combination involving the Company after which the owners of Common Stock of the Company immediately prior to the merger or combination own less than 50% of the outstanding shares of common stock of the surviving corporation, or (iv) the acquisition of more than 30% of the outstanding shares of Common Stock of the Company, whether by tender offer or otherwise, by any person other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company.

Stock Appreciation Rights

SARs represent the right to receive an amount equal to a specified percentage (not exceeding 100%) of the difference between the “base price” established for the SAR and the fair market value of the Company’s common stock on the date the SAR is exercised. The base price must not be less than the fair market value of our common stock on the date the SAR is granted. The grant may specify that the amount payable upon exercise of the SAR may be paid (i) in cash, (ii) in shares of our common stock or (iii) any combination of cash and common stock. The full number of SARs that are settled by the issuance of shares of common stock will be counted against the number of shares of common stock available for award under the 2006 Plan, regardless of the number of shares of common stock actually issued upon settlement of such SARs. An award may specify a waiting period or periods before a SAR becomes exercisable and permissible dates or periods on or during which the SAR will be exercisable, and may specify that the SAR may be exercised only in the event of a change in control of the Company or similar event. No SAR may be exercised more than ten years from the grant date, and each grant of a SAR may specify a period of continuous employment or service that is necessary before the SAR or installments thereof may be exercisable.

Restricted Stock

An award of restricted stock involves the immediate transfer of ownership of a specific number of shares of our common stock to a participant in return for the performance of services. However, during a “restriction period” designated by the Committee, such shares are subject to forfeiture unless conditions specified by the Committee are met. These conditions will generally include the continuous employment of the participant with the Company (or service on the Board) and may include performance objectives that must be achieved. Although shares of restricted stock remain subject to forfeiture during the restriction period, the participant is entitled to vote these shares, receive all dividends paid on these shares and exercise all other ownership rights in such restricted stock. In general, the minimum restriction period that the Committee can impose is one year from the date of grant, although the stock may become free of restriction prior to the end of a restriction period in the event of a change in control of the Company. The Committee may provide for an accelerated lapse of the restriction period upon events or standards that it may determine, including the achievement of one or more performance goals. Restricted stock may be awarded alone or in addition to other awards made under the 2006 Plan.

Restricted Stock Units

A Restricted Stock Unit is an award denominated in shares of common stock that will be settled by the payment of cash based upon the fair market value of such specified number of common stock on the settlement date. The Committee has the discretion to settle Restricted Stock Units by the delivery of shares of common stock. The Committee will determine the number of Restricted Stock Units to be awarded to any participant, the restriction period within which a grant may be subject to forfeiture, whether the grant or vesting depends upon the achievement of performance goals and other terms. During the restriction period, the participant is not entitled to vote or receive dividends on the shares subject to the award. In general, the minimum restriction period that the Committee can impose is one year from the date of grant, although the Restricted Stock Unit may become payable prior to the end of a restriction period in the event of a change in control of the Company. The Committee may provide for an accelerated lapse of the restriction period upon events or standards that it may determine, including the achievement of one or more performance goals. Restricted Stock Units may be awarded alone or in addition to other awards made under the 2006 Plan.

Performance Units

A Performance Unit consists of the right to receive cash upon achievement of a performance goal or goals. In general, Performance Unit awards will become payable only upon the attainment of one or more performance goals achieved over a performance period determined by the Committee. A Performance Unit award will vest as determined by the Committee. The Committee may substitute common stock for the payment of cash otherwise made for a Performance Unit. Performance Units may be awarded alone or in addition to other grants made under the 2006 Plan.

Performance Shares

A Performance Share consists of the right to receive our common stock upon achievement of a performance goal or goals. In general, Performance Shares will be earned only upon the attainment of one or more performance goals achieved over a performance period determined by the Committee. A Performance Share award will vest as determined by the Committee. The Committee may settle Performance Shares by the payment of cash based on the fair market value of shares of common stock otherwise granted as Performance Shares. Performance Shares may be awarded alone or in addition to other awards made under the 2006 Plan.

Other Awards

Subject to the terms and conditions of the 2006 Plan and such other terms and conditions as it deems appropriate, the Committee may grant other awards, which are awards based on, settled in or otherwise referenced to our common stock. Other awards are payable in cash or our common stock as the Committee determines to be in the best interests of the Company.

Dividend Equivalency Rights

Participants in the 2006 Plan are also eligible to receive awards of DER in connection with stock options granted under the 2006 Plan. Each DER entitles its holder to receive a cash payment equal to the dividends paid on one share of our common stock. Payments under DERs may be either made currently or credited to an account for a participant, and may be settled in cash or shares of common stock, as determined by the Committee.

Section 162(m) Exemption

The 2006 Plan is designed to comply with the provisions of Section 162(m) of the Internal Revenue Code (the ”Code”). Code Section 162(m) precludes a publicly held corporation from claiming a federal income tax deduction for annual compensation paid to certain senior executives in excess of $1,000,000 per person. However, compensation is exempt from this limitation if it is “qualified performance-based compensation.” To the extent the Company will take a tax deduction for such compensation, awards made under the 2006 Plan will constitute qualified performance-based compensation satisfying the relevant requirements of Code Section 162(m) and the regulations issued thereunder. Accordingly, the Plan will be administered and the provisions of the Plan shall be interpreted in a manner consistent with Code Section 162(m).

Compensation derived from stock options and SARs is considered to be qualified performance-based compensation if these awards are made by the Committee within the limit set forth in the plan for awards to single individuals. To be qualified performance-based compensation, stock options and SARs must provide the participant the right to receive compensation based solely on an increase in the value of our stock. For purposes of the 2006 Plan the individual limit is 1,000,000 shares per year for stock options and SARs.

Awards other than options and SARs are considered to be qualified performance-based compensation as long as they must vest (or may be granted or vest) solely upon the attainment of one or more objective performance goals unrelated to term of employment. The Committee must establish these performance goals in writing for participants prior to completion of 25% of the performance period relating to awards other than stock options and SARs and the outcome of these goals must be substantially uncertain at the time the Committee actually established the goal. The performance goal must state an objective formula or standard used to compute the grant payable to the participant if the goal is attained and the Committee may not retain any discretion to later increase the amount payable upon attainment of the performance goals. Under the 2006 Plan, such performance goals must relate to one or more of the following for the Company: revenue; earnings (including earnings before interest, taxes, depreciation, and amortization, earnings before interest and taxes, and earnings before or after taxes); operating income; net income; funds from operations (“FFO”), profit margins; earnings per share; FFO per share, return on assets; return on equity; return on invested capital; economic value-added; stock price; gross dollar volume; total shareholder return; market share; book value; expense management; cash flow; and customer satisfaction. The Committee make equitable adjustments to established performance goal in recognition of unusual or non-recurring events for the following qualifying objective items: asset impairments; acquisition-related charges; accruals for restructuring and/or reorganization program charges; merger integration costs; merger transaction costs; any profit or loss attributable to the business operations of any entity or entities acquired during the period of service to which the performance goal relates; tax settlements; extraordinary, unusual in nature, infrequent in occurrence, or other non-recurring items as described in Accounting Principles Board Opinion No. 30; any extraordinary, unusual in nature, infrequent in occurrence, or other non-recurring items (not otherwise listed) in management’s discussion and analysis of financial condition results of operations, selected financial data, financial statements and/or in the footnotes each as appearing in the annual report to stockholders; unrealized gains or losses on investments; charges related to derivative transactions contemplated by Statement of Financial Accounting Standards No. 133; and compensation charges related to FAS 123(R). The Committee must certify in writing prior to payout that the performance goals and any other material terms were in fact satisfied. For awards other than stock options and SARs to constitute qualified performance-based compensation, the maximum number of shares of stock which may be granted to any one participant per year is 500,000 shares. In addition, during any fiscal year, the maximum cash payment that may be made under the 2006 Plan for performance-based compensation purposes under Code Section 162(m) to any employee is $250,000.

Transferability of Awards

Except as provided below, no award under the 2006 Plan may be transferred by a participant other than upon death by will or the laws of descent and distribution or designation of a beneficiary in a form acceptable to the Committee, and stock options and stock appreciation rights may be exercised during the participant’s lifetime only by the participant or, in the event of the participant’s legal incapacity, the guardian or legal representative acting on behalf of the participant. The Committee may expressly provide in an award agreement (other than an incentive stock option) that the participant may transfer the award to a spouse or lineal descendant, a trust for the exclusive benefit of such family members, a partnership or other entity in which all the beneficial owners are such family members, or any other entity or person that the Committee may approve.

Termination

The 2006 Plan will terminate on the tenth anniversary of the date it is approved by stockholders, and no award will be granted under the plan after that date.

Plan Amendment

The 2006 Plan may be amended by the Board of Directors, but without further approval by the stockholders of the Company no such amendment may increase the limitations set forth in the 2006 Plan on the number of shares that may be issued under the 2006 Plan or any of the limitations on awards to individual participants. The Board may condition any amendment on the approval of the stockholders if such approval is necessary or deemed advisable with respect to the applicable listing or other requirements of a national securities exchange or other applicable laws, policies or regulations.

Tax Consequences

The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 2006 Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

In general, an optionee will not recognize income at the time a NQSO is granted. At the time of exercise, the optionee will recognize ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise. At the time of sale of shares acquired pursuant to the exercise of a NQSO, any appreciation (or depreciation) in the value of the shares after the date of exercise generally will be treated as capital gain (or loss).

An optionee generally will not recognize income upon the grant or exercise of an ISO. If shares issued to an optionee upon the exercise of an ISO are not disposed of in a disqualifying disposition within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price generally will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Subject to certain exceptions for death or disability, if an optionee exercises an ISO more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a NQSO. In addition, if an optionee is subject to federal “alternative minimum tax,” the exercise of an ISO will be treated essentially the same as a NQSO for purposes of the alternative minimum tax.

A participant who is granted a stock appreciation right generally recognizes no income upon grant of the stock appreciation right. At the time of exercise, however, the participant will recognize as ordinary income the amount received in exchange for the exercise, which is generally the excess of the fair market value of our common stock less the base price for the stock appreciation right.

A recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the recipient) at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Code Section 83. However, a recipient who so elects under Code Section 83(b) within 30 days of the date of transfer of the restricted stock will recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the restricted stock (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

A recipient of Restricted Stock Units generally will not recognize income until shares are transferred to the recipient at the end of the deferral period and are no longer subject to a substantial risk of forfeiture or restrictions on transfer for purposes of Code Section 83. At that time, the participant will recognize ordinary income equal to the fair market value of the shares, reduced by any amount paid by the recipient.

A participant generally will not recognize income upon the grant of Performance Units or Performance Shares. Upon settlement of Performance Units or Performance Shares, the participant generally will recognize as ordinary income an amount equal to the amount of cash received and/or the fair market value of any unrestricted stock received.

The tax consequences of other awards will depend on the specific terms of such awards.

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Code Section 280G and is not disallowed by the $1,000,000 limitation on certain executive compensation under Code Section 162(m).

SUBMISSION OF STOCKHOLDER PROPOSALS

Pursuant to our Bylaws, stockholder proposals submitted for presentation at the Annual Meeting, including nominations for directors, must be received by our corporate Secretary at the address of our home office no later than 35 days prior to the date of the Annual Meeting. If less than 35 days’ notice of the Annual Meeting is given, then stockholder proposals must be received by our corporate Secretary no later than seven days after the mailing date of the notice of the Annual Meeting to stockholders. Any stockholder nomination for director must set forth the name, age, address and principal occupation of the person nominated, the number of shares of our common stock owned by the nominee and the nominating stockholder and other information required to be disclosed about the nominee under federal proxy solicitation rules.

In order to be included in our Proxy Statement relating to next year’s annual meeting, stockholder proposals must be submitted in writing by February 1, 2007 to our corporate Secretary at the address of our home office. The inclusion of any such proposal in our proxy materials will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

OTHER MATTERS

Management does not currently intend to bring any matter before the Annual Meeting other than those disclosed in the Notice of Annual Meeting of Stockholders, and it does not know of any business which persons, other than the management, intend to present at the meeting. The enclosed proxy for the Annual Meeting confers discretionary authority on the Board of Directors to vote on any matter proposed by stockholders for consideration at the Annual Meeting.

We will bear the cost of soliciting proxies for the Annual Meeting. To the extent necessary, proxies may be solicited by our directors, officers and employees, but these persons will not receive any additional compensation for such solicitation. We will reimburse brokerage firms, banks and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. In addition to solicitation by mail, we will supply banks, brokers, dealers and other custodian nominees and fiduciaries with proxy materials to enable them to send a copy of such materials by mail to each beneficial owner of our common stock that they hold of record and will, upon request, reimburse them for their reasonable expenses in so doing.

Stockholders may communicate with any director, including the Chairman of the Board and the chairman of any committee of the Board, by sending a letter to the attention of the appropriate person (which may be marked as confidential) addressed to our corporate Secretary at our home office. All communications received by the corporate Secretary will be forwarded to the appropriate directors. In addition, it is the policy of our Board of Directors that whenever possible directors attend, and be available to discuss stockholder concerns at, the Annual Meeting. Collin J. D’Silva attended last year’s Annual Meeting.

Our Form 10-K, as filed by the Company with the Securities and Exchange Commission, is included in our Annual Report that is being delivered to our stockholders together with this Proxy Statement. The Form 10-K is not, however, to be considered part of this proxy solicitation material.

None of the information set forth in this Proxy Statement under the headings “Report of the Compensation Committee on Executive Compensation,” “Report of the Audit Committee” or “Company Performance” is deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the “1934 Act”), and this information will not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the 1934 Act.

By Order of the Board of Directors

Michael A. Summers, Interim Chief Executive Officer

Omaha, Nebraska

June 1, 2006

EXHIBIT A

AMENDED CHARTER

OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF TRANSGENOMIC, INC.

I. Audit Committee Purpose.

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’ s primary duties and responsibilities are to:

•	monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance;

•	select, discharge and monitor the independence and performance of the Company’s independent auditors and internal auditing department; and

•	provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfill its responsibilities, and has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company’s expense, independent special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. Audit Committee Composition and Meetings.

Audit Committee members shall meet the requirements of the National Association of Securities Dealers, Inc. (“NASD”). The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent (as defined in Rule 4200(a)(14) of the NASD’s listing standards) directors who are not officers of the Company and are, in the view of the Board, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall be a “financial expert” as defined by the rules of the Securities and Exchange Commission (“SEC”). Members of the Audit Committee shall comply with any continuing education requirements adopted from time to time by the Nasdaq Stock Market, Inc.

Audit Committee members shall be appointed by the Board of Directors in accordance with the Bylaws of the Company, as they may be amended from time to time. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate, which meetings shall be governed by the applicable provisions of the Bylaws of the Company. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive sessions at least quarterly with management, the independent auditors, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. A written record of all meetings of the Audit Committee shall be maintained. The results of each Audit Committee meeting will be reported to the full Board of Directors.

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III. Audit Committee Responsibilities and Duties.

Review Procedures.

1.	Review and reassess the adequacy of this Charter as least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with regulations of the SEC.

2.	Review with financial management and the independent auditors the Company’s annual audited financial statements prior to filing or distribution, and review the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution. In connection with its reviews of Company financial statements, the Audit Committee shall:

a.	Undertake appropriate discussions with management and independent auditors of major issues regarding accounting and auditing principles, practices, and judgments, including a review of (1) critical accounting policies and practices used by the Company, (2) the effects of alternative GAAP methods on the Company’s financial statements, (3) all material corrective adjustments that were identified by the independent auditors, and (4) any transactions as to which management obtained a Statement on Auditing Standards (“SAS”) No. 50 letter;

b.	Review the results of each audit report with respect to annual financial statements and the results of the independent auditor’s SAS 71 review of the quarterly unaudited financial statements;

c.	Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with the Statement on Auditing Standards SAS No. 61, as it may be modified or supplemented;

d.	Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements;

e.	Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company’s response to that letter. Such review should include:

i.	any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management; and

ii.	any changes to the planned scope of the audit;

f.	Review significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures;

g.	Review with management the independent auditor’s report assessing the effectiveness of the Company’s internal control structure and procedures for financial reporting;

h.	Review significant findings prepared by the independent auditors, and other material correspondence between the independent auditors and management, together with management’s responses;

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i.	Review any major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors or management;

j.	Review with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies; and

k.	Discuss with the national office of the independent auditors any issues on which the independent auditor consulted it.

3.	Review, prior to filing with the SEC, any disclosures of additional information concerning material changes in the financial condition or operations of the Company that is required to be disclosed on a rapid and current basis under SEC rules.

4.	Establish and maintain a communication channel for employees or other parties to register complaints or concerns over questionable auditing or accounting matters. Investigate any such complaints or concerns and recommend corrective action, if any, to the Board.

5.	Review in advance and approve or reject all material transactions between the Company and any related party. For purposes of this duty, a material transaction shall be defined as any transaction carrying an economic value of $60,000 or greater, or one whose economic value is less than $60,000 but which when added to other immaterial transactions with the same related party in the same calendar year brings the aggregate economic value of all such transactions to equal or exceed $60,000.

6.	Review and recommend action relating to any report from the Company’s independent auditor made pursuant to Section 10A of the Securities Exchange Act of 1934 of illegal acts which it believes are likely to have occurred and which would have an effect on the Company’s financial statements, including any contingent monetary effects, such as fines, penalties and damages.

7.	Establish, review and update periodically a Code of Ethical Conduct, which shall include a specific code for senior financial officers complying with the rules of the SEC, and ensure that management has established a system to enforce this Code and report such to the Board. The Audit Committee must approve any waivers of the Code of Conduct.

Independent Auditors.

8.	The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee has the sole authority to hire and fire the Company’s independent auditors and is responsible for the oversight of the performance of their duties. The Audit Committee shall review and evaluate the performance and effectiveness of the Company’s independent auditors, including the independent auditors’ judgments about the quality, appropriateness and accuracy of the Company’s accounting principles as applied in its financial reporting. As part of its review of the Company’s independent auditors, the Audit Committee shall consider results of the independent accountant’s last peer review, litigation status, and disciplinary actions, if any. As long as Company financial statements include those of one or more Public Partnerships, the Audit Committee shall confirm on at least an annual basis, that the Company’s independent auditing firm is duly registered with the Public Company Accounting Oversight Board.

9.	The Audit Committee shall review the experience and qualifications of the senior members of the independent auditors and the quality control procedures of the independent auditors. The Audit Committee will monitor the required rotation of the lead audit partner and reviewing

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partner for the Company’s account to assure that the five-year rotation schedule is maintained. The Audit Committee may also consider the periodic replacement of its independent audit firm.

10.	From time to time as it deems appropriate, but at least once every three years, solicit proposals from outside audit firms to ensure competitive pricing of audit services.

11.	Approve in advance the retention of, and all fees to be paid to, the Company’s independent auditors. The rendering of any auditing services (which may include providing comfort letters in connection with securities offerings or statutory audits required for state regulatory purposes) and all non-auditing services by the Company’s independent auditing firm must be approved in advance by the Audit Committee, except for de minimus services described in Section 10A of the Securities Exchange Act of 1934 and the SEC rules issued thereunder. The Auditing Committee shall not approve any non-auditing services of the type prohibited by Section 10A(g) of the Securities Exchange Act of 1934 being provided by its independent auditing firm contemporaneously with the provision of audit services. The provision of allowable non-audit services, and the fees paid in connection therewith, will be disclosed in periodic reports filed with the SEC.

12.	Be responsible for ensuring the independence of the Company’s independent auditors. In connection therewith, the Audit Committee shall, on an annual basis, obtain a formal statement delineating all relationships between the independent auditors and the Company as required by Independence Standards Board (“ISB”) Standard No. 1, as may be modified or supplemented, and will review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditor’s independence. No accounting firm may perform an audit of the Company’s financial statements if the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Comptroller or person serving in a similar capacity for the Company was employed by such accounting firm in any capacity in the audit of the Company during the one year period preceding the date of the initiation of the current year’s audit. No former employee of the independent auditor who worked on the Company’s account shall be hired by the Company without the prior approval of the Audit Committee.

13.	Meet with the independent auditors and financial management of the Company to review the proposed audit of the Company’s financial statements, including the scope, staffing, locations, timing, deliverables, and the general audit approach. The scope of any audit shall include a requirement that the independent auditors inform the Audit Committee of any significant changes in the independent accountant’s original audit approach.

14.	Review with the senior internal audit executive and the independent auditors the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

15.	Review with management and the independent auditors at the completion of the annual examination:

a.	any related significant findings and recommendations of the independent auditors and internal audits together with management’s responses thereto; and

b.	any significant changes required in the independent auditors’ audit plan, any serious difficulties or disputes with management encountered during the course of the audit and their resolution, and other matters related to the conduct of the audit which are to be communicated to the committees under generally accepted auditing standards.

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Internal Audit Department and Legal Compliance.

16.	Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

17.	Review the appointment, performance, and replacement of the senior internal audit executive.

18.	Review significant reports prepared by the internal audit department together with management’s response and follow-up to these reports.

19.	On at least an annual basis, review with the Company’s counsel any legal or regulatory matters that could have a significant impact on the Company’s financial statements and its compliance with applicable laws, regulations and inquiries received from regulators or governmental agencies.

20.	Inquire of management, the senior internal audit executive, and the independent auditors about significant risks or exposures that exist and assess the steps management has taken to minimize such risks and exposures to the companies.

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EXHIBIT B

TRANSGENOMIC, INC.

2006 EQUITY INCENTIVE PLAN

TABLE OF CONTENTS

ARTICLE I

ESTABLISHMENT AND PURPOSE
Section 1.1.	Establishment	1
Section 1.2.	Purpose	1

ARTICLE II
DEFINITIONS

Section 2.1.	Definitions	1

ARTICLE III ADMINISTRATION

Section 3.1.	General	4
Section 3.2.	Committee Meetings	4
Section 3.3.	Powers of the Committee	4
Section 3.4.	Grants to Committee Members	5
Section 3.5.	Committee Decisions and Determinations	5

ARTICLE IV ELIGIBILITY AND PARTICIPATION

Section 4.1.	Eligibility	6
Section 4.2.	Participation	6

ARTICLE V
SHARES SUBJECT TO PLAN

Section 5.1.	Common Stock	6
Section 5.2.	Previously Granted Shares	6
Section 5.3.	Incentive Stock Option Restriction	6
Section 5.4.	Adjustments	6
Section 5.5.	Code Section 409A Limitation	7

ARTICLE VI
GRANTS IN GENERAL

Section 6.1.	Agreement	7
Section 6.2.	Time of Granting of an Award	7
Section 6.3.	Term and Nontransferability of Grants	7
Section 6.4.	Termination of Service as Applied to Options and SARs	7
Section 6.5.	Termination of Service as Applied to Grants Other Than Options and SARs	8
Section 6.6.	Dividends and Distributions	8
Section 6.7.	Participation	8
Section 6.8.	Section 83(b) Election	9

ARTICLE VII
STOCK OPTIONS

Section 7.1.	Grants	9
Section 7.2.	Exercise of Options	9
Section 7.3.	Term	10
Section 7.4.	Replacement Options	10
Section 7.5.	Special Rules For Incentive Stock Options	10

ARTICLE VIII
STOCK APPRECIATION RIGHTS

Section 8.1.	General	10
Section 8.2.	Required Terms and Conditions	11
Section 8.3.	Standard Terms and Conditions	11

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TRANSGENOMIC, INC.

2006 EQUITY INCENTIVE PLAN

ARTICLE I

ESTABLISHMENT AND PURPOSE

Section 1.1. Establishment. Effective June 27, 1997 Transgenomic, Inc. (the “Company”) established the Transgenomic, Inc. 1997 Stock Option Plan. Thereafter the Company amended the Plan from time to time. The Company hereby amends and restates the Plan, renaming it the Transgenomic, Inc. 2006 Equity Incentive Plan, effective as of the Effective Date.

Section 1.2. Purpose. The Plan is intended to provide incentive to key employees, officers, directors and others expected to provide significant services to the Company to foster and promote the long-term financial success of the Company and materially increase shareholder value. The Plan is also intended to encourage proprietary interest in the Company, to encourage such key employees to remain in the employ of the Company, to attract new employees with outstanding qualifications and to afford additional incentive to others to increase their efforts in providing significant services to the Company.

ARTICLE II

DEFINITIONS

Section 2.1. Definitions. The following terms shall have the following meanings when used herein, unless the context clearly indicates otherwise.

(a) “Act” means the Securities Act of 1933, as amended.

(b) “Advisor” means a person who is not an Employee of the Company but who has agreed to serve as a source of information and advice regarding scientific, technical or other matters relating to the Company’s business and products.

(c) “Agreement” means a written agreement entered into between the Company and the recipient of a Grant which sets forth the terms and conditions of the Grant.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” means, unless otherwise provided in a Participant’s Agreement, (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect, (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company, (iii) the commission of a felony or a crime of moral turpitude, or any crime involving the Company, (iv) fraud, misappropriation, embezzlement or material or repeated insubordination, (v) a material breach of the Participant’s employment or other contractual agreement (if any) with the Company (other than a termination of employment by the Participant), or (vi) any illegal act detrimental to the Company; all as determined in the sole discretion of the Committee.

(f) “Change in Control” means any one of the following events: (i) a dissolution or liquidation of the Company, (ii) a sale of substantially all of the assets of the Company, (iii) a merger or combination involving the Company after which the owners of Common Stock of the Company immediately prior to the merger or combination own less than 50% of the outstanding shares of common stock of the surviving corporation, or (iv) the acquisition of more than 30% of the outstanding shares of Common Stock of the Company, whether by tender offer or otherwise, by any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) other than a

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trustee or other fiduciary holding securities under an employee benefit plan of the Company. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any related rules, regulations and interpretations.

(h) “Committee” means the Compensation Committee of the Company as appointed by the Board in accordance with Article III hereof; provided that the Committee shall at all times consist solely of at least two persons who each qualify as a “Non-Employee Director” under Rule 16b-3(b)(3)(i) promulgated under the Exchange Act and, to the extent that relief from the limitation of Section 162(m) of the Code is sought, as an “Outside Director” under Section 1.162-27(e)(3)(i) of the Treasury Regulations.

(i) “Common Stock” means the Company’s Common Stock, par value $.01, either currently existing or authorized hereafter and any other stock or security resulting from adjustment thereof as described herein, or the Common Stock of any successor to the Company which is designated for the purpose of the Plan.

(j) “Company” means Transgenomic, Inc., a Delaware corporation, and any successor or assignee corporation(s) into which the Company may be merged, changed or consolidated; any corporation for whose Securities the Securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

(k) “DER” means a dividend equivalency right consisting of the right to receive, as specified by the Committee or the Board at the time of the Grant, cash in an amount equal to the dividend distributions paid on a share of Common Stock subject to an Option.

(l) “Disability” means an illness or injury of a potentially permanent nature, expected to last for a continuous period of at least 12 months, certified by a physician selected by or satisfactory to the Committee, which prevents the Participant from engaging in any occupation for wage or profit for which the Participant is reasonably fitted by training, education or experience, as determined by the Committee in its absolute and sole discretion.

(m) “Effective Date” means the date the Plan is approved by the Company’s shareholders.

(n) “Eligible Persons” means officers, directors and employees of the Company, Advisors and other persons expected to provide significant services (of a type expressly approved by the Committee as covered services for these purposes) to the Company. The Committee will determine the eligibility of employees, officers, directors, Advisors and others expected to provide significant services to the Company based on, among other factors, the position and responsibilities of such individuals and the nature and value to the Company of such individual’s accomplishments and potential contribution to the success of the Company, whether directly or through its subsidiaries.

(o) “Employee” means an individual, including an officer of the Company, who is employed (within the meaning of Code Section 3401 and the regulations thereunder) by the Company. An “Employee” does not include any person classified by the Company as an independent contractor even if the individual is subsequently reclassified as a common-law employee by a court, administrative agency or other adjudicatory body. The payment of director’s fees by the Company is not sufficient to constitute “employment” of the director by the Company.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended and the regulations promulgated thereunder.

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(q) “Exercise Price” means the price per share of Common Stock, determined by the Board or the Committee, at which an Option or SAR may be exercised.

(r) “Fair Market Value” means the value of one share of Common Stock, determined as follows:

(i) If the Common Stock is listed on a national stock exchange, the closing sale price per share on the exchange for the last preceding date on which there was a sale of Common Stock on such exchange, as determined by the Committee.

(ii) If the Common Stock is not then listed on a national stock exchange but is traded on an over-the-counter market, the average of the closing bid and asked prices for the Common Stock in such over-the-counter market for the last preceding date on which there was a sale of Common Stock in such market, as determined by the Committee.

(iii) If neither (i) nor (ii) applies, such value as the Committee in its discretion may in good faith determine. Notwithstanding the foregoing, where the Common Stock is listed or traded, the Committee may make discretionary determinations in good faith where the Common Stock has not been traded for 10 trading days.

(s) “Grant” means an award of an Incentive Stock Option, Non-qualified Stock Option, DER, SAR, Restricted Stock, Restricted Stock Unit, Performance Unit, Performance Share, Other Award or any combination thereof to an Eligible Person.

(t) “Incentive Stock Option” means an Option of the type described in Section 422(b) of the Code awarded to an Employee.

(u) “Non-qualified Stock Option” means an Option not described in Section 422(b) of the Code awarded to an Eligible Person, the taxation of which is pursuant to Section 83 of the Code.

(v) “Option” means any option, whether an Incentive Stock Option or a Non-qualified Stock Option, to purchase shares of Common Stock at a price and for the term fixed by the Committee in accordance with Article VII of the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Agreement.

(w) “Other Award” means a right granted a Participant under Section 11.3.

(x) “Participant” means any Eligible Person to whom a Grant is made, or the Successors of the Participant, as the context so requires.

(y) “Performance Period” means the period established by the Committee during which any performance goals specified by the Committee with respect to a Grant are to be measured.

(z) “Performance Share” means a right granted to a Participant under Section 11.2.

(aa) “Performance Unit” means a right granted to a Participant under Section 11.1.

(bb) “Plan” means the Company’s 2006 Equity Incentive Plan, as set forth herein, and as the same may from time to time be amended.

(cc) “Purchase Price” means the Exercise Price times the number of shares of Common Stock with respect to which an Option is exercised.

(dd) “Restricted Stock” means Common Stock granted to a Participant subject to the terms and conditions established by the Committee pursuant to Article IX.

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(ee) “Restricted Stock Unit” means a right granted to a Participant under Article X.

(ff) “Restriction Period” means the period of time during which restrictions established by the Committee shall apply to a Grant.

(gg) “Retirement” means, unless otherwise provided by the Committee in the Participant’s Agreement, the Termination (other than for Cause) of Service of a Participant:

(i) on or after the Participant’s attainment of age 65; or

(ii) as determined by the Committee in its absolute discretion pursuant to such other standard as may be adopted by the Committee.

(hh) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article VIII.

(ii) “Subsidiary” means any corporation, partnership, or other entity at least 50% of the economic interest in the equity of which is owned by the Company or by another Subsidiary.

(jj) “Successors of the Participant” means the legal representative of the estate of a deceased Participant or the person or persons who shall acquire the right to exercise Grants or receive property or payment under a Grant by bequest or inheritance or by reason of the death of the Participant.

(kk) “Termination of Service” means the time when the employee-employer relationship or directorship, or other service relationship (sufficient to constitute service as an Eligible Person) between the Participant and the Company is terminated for any reason, with or without Cause, including but not limited to any termination by resignation, discharge, Disability, death or Retirement; provided, however, Termination of Service shall not include (i) a termination where there is a simultaneous reemployment of the Participant by the Company or other continuation of service (sufficient to constitute service as an Eligible Person) for the Company or (ii) an employee who is on military leave, sick leave or other bona fide leave of absence (to be determined in the discretion of the Committee). The Committee, in its absolute discretion, shall determine the effects of all matters and questions relating to Termination of Service, including but not limited to the question of whether any Termination of Service was for Cause and all questions of whether particular leaves of absence constitute Terminations of Employment.

ARTICLE III

ADMINISTRATION

Section 3.1. General. The Plan shall be administered by the Committee.

Section 3.2. Committee Meetings. The Committee shall meet from time to time as determined by its chairman or by the Chairman or Chief Executive Officer of the Company. A majority of the members of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan. To the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member.

Section 3.3. Powers of the Committee. Subject to the terms and conditions of the Plan and consistent with the Company’s intention for the Committee to exercise the greatest permissible flexibility under Rule 16b-3 under the Exchange Act in awarding Grants, the Committee shall have the power:

(a) to determine from time to time the Eligible Persons who are to be awarded Grants and the nature and amount of Grants, and to generally determine the terms, provisions and conditions (which need not be identical) of Grants awarded under the Plan, not inconsistent with the terms of the Plan;

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(b) to construe and interpret the Plan and Grants thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, in any Agreement, or in any related agreements, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Company and the Participants and Grantees;

(c) to amend any outstanding Grant, subject to Sections 12.5 and 12.9 hereof, and to accelerate or extend the vesting or exercisability of any Grant, subject to Section 12.3 hereof, and to waive conditions or restrictions on any Grants, to the extent it shall deem appropriate;

(d) to cancel, with the consent of a Participant or as otherwise permitted by the Plan, outstanding Grants;

(e) to provide for the forms of Agreements to be utilized in connection with the Plan, which need not be identical for each Participant;

(f) to appoint agents as the Committee deems necessary or desirable to administer the Plan;

(g) to establish any “blackout” period the Committee in its sole discretion deems necessary or advisable;

(h) to authorize, by written resolution, one or more officers of the Company to make Grants to nonofficer Employees and to determine the terms and conditions of such Grants, provided, however, the Committee (i) shall not delegate such responsibility to any officer for Grants made to an Employee who is considered an insider, (ii) the Committee’s resolution providing for such authorization sets forth the total number of Grants such officer may award and any other conditions on the officer’s authority to make Grants, and (iii) the officer shall report to the Committee, as the Committee may request, information regarding the nature and scope of the Grants made pursuant to the delegated authority; and

(i) generally to exercise such powers and to perform such acts as are deemed necessary or expedient to carry out the terms of the Plan and to promote the best interests of the Company with respect to the Plan.

Section 3.4. Grants to Committee Members. Notwithstanding Section 3.3, any Grant awarded under the Plan to an Eligible Person who is a member of the Committee shall be made by a majority of the directors of the Company who are not on the Committee; provided that any Grant to such person must satisfy the requirements for exemption under Rule 16b-3 under the Exchange Act and does not cause any member of the Committee to be disqualified as a Non-Employee Director under such Rule.

Section 3.5. Committee Decisions and Determinations. Any determination made by the Committee pursuant to the provisions of the Plan or an Agreement shall be made in its sole discretion in the best interest of the Company, not as a fiduciary. All decisions made by the Committee pursuant to the provisions of the Plan or an Agreement shall be final and binding on all persons, including the Company and Participants. Any determination by the Committee shall not be subject to de novo review if challenged in any court or legal forum.

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ARTICLE IV

ELIGIBILITY AND PARTICIPATION

Section 4.1. Eligibility. Any Eligible Person may receive Grants under the Plan.

Section 4.2. Participation. Whether an Eligible Person receives a Grant under the Plan will be determined by the Committee, in its sole discretion, as provided in Section 3.3. To receive a Grant, an Eligible Person must enter into an Agreement evidencing the Grant.

ARTICLE V

SHARES SUBJECT TO PLAN

Section 5.1. Common Stock. Subject to adjustments pursuant to Section 5.4, Grants with respect to an aggregate of not more than 10,000,000 shares of Common Stock may be made under the Plan; provided, however, that no more than an aggregate of 5,000,000 of such shares may be used for Grants for Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and Other Awards. Shares hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares or shares purchased by the Company on the open market. The certificates for Common Stock issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Agreement, or as the Committee may otherwise deem appropriate.

Section 5.2. Previously Granted Shares. Subject to Sections 5.1 and 5.3, the Committee has full authority to determine the number of shares of Common Stock available for Grants; provided, however, that the full number of Stock Appreciation Rights granted that are settled by the issuance of shares of Common Stock shall be counted against the number of shares of Common Stock available for award under the Plan, regardless of the number of shares of Common Stock actually issued upon settlement of such Stock Appreciation Rights. In its discretion, the Committee may include as available for distribution all of the following:

(a) Common Stock subject to a Grant that has been forfeited;

(b) Common Stock under a Grant that otherwise terminates, expires or lapses without issuance of Common Stock being made to a Participant; and

(c) Common Stock subject to any Grant that settles in cash.

Section 5.3. Incentive Stock Option Restriction. Solely for purposes of determining whether shares are available for the issuance of Incentive Stock Options, and notwithstanding any provision of this Article V to the contrary, the maximum aggregate number of shares that may be issued through Incentive Stock Options under the Plan is 10,000,000. The terms of Section 5.2 apply in determining the number of shares available under this Section for issuance through Incentive Stock Options.

Section 5.4. Adjustments. In the event that the outstanding shares of Common Stock hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend, or in the event that there should be any other stock splits, stock dividends or other relevant changes in capitalization occurring after the effective date of this Plan:

(a) The maximum aggregate number and kind of shares that may be issued for Grants hereunder may be adjusted appropriately; and

(b) Rights under outstanding Grants made to Eligible Persons hereunder, both as to the number and kind of subject shares and the Exercise Price, may be adjusted appropriately.

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The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Grants under this Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Grants, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on the Participants under this Plan.

Notwithstanding anything else herein to the contrary, without affecting the number of shares of Common Stock reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate (including, but not limited to, a conversion of equity awards in Grants under this Plan in a manner consistent with paragraph 53 of FASB Interpretation No. 44), subject to compliance with the rules under Code Sections 422 and 424, as and where applicable.

The foregoing adjustments and the manner of application of the foregoing provisions to Grants shall be determined solely by the Committee on a case-by-case basis, applied to similarly situation groups or in any other manner as it deems in its sole discretion. Any adjustment hereunder may provide for the elimination of fractional share interests.

Section 5.5. Code Section 409A Limitation. Any adjustment made pursuant to Section 5.4 to any Grant that is considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Code Section 409A. Any adjustments made pursuant to Section 5.4 to any Grant that is not considered “deferred compensation” shall be made in a manner to ensure that after such adjustment, the Grant either continues not to be subject to Code Section 409A or complies with the requirements of Code Section 409A.

ARTICLE VI

GRANTS IN GENERAL

Section 6.1. Agreement. Each Grant hereunder shall be evidenced by a written Agreement as of the date of the Grant and executed by the Company and the Eligible Person. Each Agreement shall set forth the terms and conditions as may be determined by the Committee consistent with the Plan. The Agreement shall state the number of shares of Common Stock to which the Grant pertains and may provide for adjustment in accordance with Section 5.4. As applicable, each Agreement must state the Exercise Price or other consideration to be paid for any Grant.

Section 6.2. Time of Granting of an Award. The award date of a Grant shall, for all purposes, be the date on which the Committee makes the determination awarding such Grant, or such other date as is determined by the Board. Notice of the determination of a Grant shall be given to each Eligible Person to whom a Grant is awarded within a reasonable period of time after the date of such Grant.

Section 6.3. Term and Nontransferability of Grants. No Grant is exercisable except by the Participant or a Successor of the Participant permitted by the Plan. No Grant is assignable or transferable except by will or the laws of descent and distribution of the state wherein the Participant was domiciled at the time of his or her death; provided, however, that the Committee may permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), (iii) is in no event a transfer for value, and (iv) is otherwise appropriate and desirable.

Section 6.4. Termination of Service as Applied to Options and SARs. Unless otherwise provided in the applicable Agreement or as determined by the Committee, Options and SARs shall be governed by the following provisions:

(a) Termination of Service, Except by Death, Retirement or Disability. Unless Section 6.4(b) applies, upon any Termination of Service, a Participant shall have the right, subject to the restrictions of Section 7.5, to exercise his or her Options or SARs at any time within three months after Termination of Service, but only to the extent that, at the date of Termination of Service, the Participant’s right to exercise such Options or SARs had accrued pursuant to the terms of the

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Agreement(s) and had not previously been exercised; provided, however, that, unless otherwise provided in the Agreement(s), if there occurs a Termination of Service for Cause or a Termination of Service by the Participant (other than on account of death, Retirement or Disability), any Option or SAR not exercised in full prior to such Termination of Service shall be canceled.

(b) Death, Disability or Retirement of Participant. Notwithstanding Section 6.4(a), if the Participant dies while an Eligible Person or within three months after any Termination of Service other than for Cause or a Termination of Service by the Participant (other than on account of death, Retirement or Disability) or becomes disabled or retires while an Employee, the Participant’s Options or SARs may be exercised, subject to the restrictions of Section 7.5, at any time within 12 months after the Participant’s death, Disability or Retirement, but only to the extent that, at the date of death, Disability or Retirement, the Participant’s right to exercise such Options or SARs had accrued and had not been forfeited pursuant to the terms of the Agreement and had not previously been exercised. Any Option or SAR not vested as of the date of a Participant’s death, Disability or Retirement shall immediately vest upon the occurrence of the applicable event; provided, however, that the Participant continuously served as an Employee, director or Advisor for at least three years, or such shorter period as the Committee may prescribe.

(c) DERs. DERs granted in connection with any Option shall be cancelled at the time the related Option terminates or expires.

Section 6.5. Termination of Service as Applied to Grants Other Than Options and SARs. Unless otherwise provided in the applicable Agreement or as determined by the Committee, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and Other Awards shall be governed by the following provisions:

(a) Termination of Service, Except by Death, Retirement or Disability. Unless Section 6.5(b) applies, in the event of a Participant’s Termination of Service, the Participant’s Grants of Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and Other Awards shall be forfeited upon the Participant’s Termination of Service.

(b) Death, Retirement or Disability of Participant. Notwithstanding Section 6.5(a), Restricted Stock, Restricted Stock Units and Other Awards shall fully vest on a Participant’s Termination of Service by reason of the Participant’s death, Retirement or Disability, provided that the Participant continuously served as an Employee, director or Advisor for at least three years or such shorter period as the Committee may prescribe. Performance Units and Performance Shares or any award tied to performance may be paid out at a target level and paid or distributed at the same time payments are made to other Participants who did not incur such a Termination of Service as determined by the Committee, provided that the Participant continuously served as an Employee, director or Advisor for at least three years, or such shorter period as the Committee may prescribe.

Section 6.6. Dividends and Distributions. Participants awarded Grants of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units may, if the Committee so determines, be credited with dividends paid with respect to the underlying shares or dividend equivalents while the Grants are held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including in the form of cash, Common Stock, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or Other Awards.

Section 6.7. Participation. There is no guarantee that any Eligible Person will receive a Grant under the Plan or, having received a Grant, that the Participant will receive a future Grant on similar terms or at all. There is no obligation for uniformity of treatment of Eligible Persons with respect to who receives a Grant or the terms and conditions of Participants’ Grants.

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Section 6.8. Section 83(b) Election. The Committee may prohibit a Participant from making an election under Section 83(b) of the Code. If the Committee has not prohibited such election, and if the Participant elects to include in such Participant’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, and will provide the required withholding pursuant to Section 12.8, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

ARTICLE VII

STOCK OPTIONS

Section 7.1. Grants. The Committee may grant Options in accordance with this Article. Options may be awarded alone or in combination with other Grants. The Exercise Price for any Option shall not be less than the Fair Market Value on the date of Grant. Each Agreement for an Option shall state whether such Option is an Incentive Stock Option or a Non-qualified Stock Option. No Incentive Stock Options may be granted to an Eligible Person who is not an Employee of the Company.

Section 7.2. Exercise of Options.

(a) Options may be exercised in whole or part at any time within the period permitted for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option delivered to the Secretary of the Company at its principal executive offices.

(b) Except as may otherwise be provided below, the Purchase Price for each Option granted to an Eligible Person shall be payable in full in United States dollars upon the exercise of the Option. In the event the Company determines that it is required to withhold taxes as a result of the exercise of an Option, as a condition to the exercise thereof, an Employee may be required to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements in accordance with Section 12.8 hereof. If the applicable Agreement so provides, and the Committee otherwise so permits, the Purchase Price may be paid in one or a combination of the following:

(i) by a certified or bank cashier’s check;

(ii) by the surrender of shares of Common Stock in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and shares of Common Stock, as long as the sum of the cash so paid and the Fair Market Value of the shares of Common Stock so surrendered equals the Purchase Price;

(iii) by cancellation of indebtedness owed by the Company to the Participant; or

(iv) by any combination of such methods of payment or any other method acceptable to the Committee in its discretion.

Except in the case of Options exercised by certified or bank cashier’s check, the Committee may impose limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option. Any fractional shares of Common Stock resulting from a Participant’s election that are accepted by the Company shall in the discretion of the Committee be paid in cash.

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Section 7.3. Term. The period during which any Option may be exercised shall not exceed ten (10) years from the Grant Date. No Option shall be exercisable until such time as set forth in the applicable Agreement (but in no event after the expiration of such Option).

Section 7.4. Replacement Options. The Committee may grant a replacement option to any Employee who exercises all or a part of an Option granted under this Plan using qualifying stock as payment for the exercise price (a “Replacement Option”). A Replacement Option gives the Employee the right to purchase, at a price not less than the Fair Market Value of the Company Stock as of the date of the grant of the Replacement Option, the number of shares of Common Stock equal to the sum of the number of whole shares (a) used by the Employee in payment of the Exercise Price for the Option which the Participant exercised and (b) used by the Employee in connection with applicable withholding taxes on such transaction. A Replacement Option may not be exercised for six months following the date of its grant and shall expire on the same date as the Option which it replaces. For this purpose, “qualifying stock” means Common Stock owned by the Participant for at least six months preceding the exercise of the Option that has not been used in a stock-for-stock swap transaction within the preceding six months.

Section 7.5. Special Rules For Incentive Stock Options.

(a) Aggregate Fair Market Value. In the case of Incentive Stock Options granted hereunder, the aggregate Fair Market Value (determined as of the date of the Grant thereof) of the Common Stock with respect to which Incentive Stock Options become exercisable by any Participant for the first time during any calendar year (under the Plan and all other plans maintained by the Company, its parent or Subsidiaries) shall not exceed $100,000.

(b) Rules Applicable to Certain Owners. In the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners), the Exercise Price with respect to an Incentive Stock Option shall not be less than 110% of the Fair Market Value of a share of Common Stock on the day the Option is granted, and the term of an Incentive Stock Option shall be no more than five years from the date of grant.

(c) Disqualifying Disposition. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by a Participant prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of such shares to the Participant pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company thereupon has a tax-withholding obligation, shall pay to the Company an amount equal to any withholding tax the Company is required to pay as a result of the disqualifying disposition.

ARTICLE VIII

STOCK APPRECIATION RIGHTS

Section 8.1. General. The Committee shall have authority to grant Stock Appreciation Rights (“SARs”) under the Plan at any time or from time to time. A SAR shall entitle the Participant to receive Common Stock or cash upon exercise of the SAR equal in value to the excess of the Fair Market Value per share of Common Stock over the exercise price per share of Common Stock specified in the related Agreement, multiplied by the number of shares in respect of which the SAR is exercised, less any amount retained to cover tax withholdings, if necessary. The Fair Market Value per share of Common Stock shall be determined as of the date of exercise of such SAR. Settlement of a SAR shall be subject to the Participant’s satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or any Agreement including, without limitation, payment of the Exercise Price. SARs may be awarded alone or in addition to other Grants made under the Plan.

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Section 8.2. Required Terms and Conditions. SARs shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee deems desirable.

(a) Price. The grant price of a SAR may not be less than 100% of the Fair Market Value per share of Common Stock on the date of grant, and the exercise price of a SAR may not be less than 100% of the Fair Market Value per share of Common Stock on the date of exercise.

(b) Term and Exercisability. The term and exercisability of a SAR shall be no longer than ten (10) years after the Grant Date. The Committee may provide in a SAR Agreement or thereafter for an accelerated exercise of all or part of a SAR upon such events or standards that it may determine, including one or more performance measures.

(c) Method of Exercise. A Participant shall exercise a SAR by giving written notice of exercise to the Company specifying in whole shares the portion of the SAR to be exercised and if the Participant has more than one Grant of SARS which could be exercised, designating the particular Grant to be exercised.

(d) No Deferral Features. To the extent necessary to comply with Code Section 409A, the SAR Agreement shall not include any features allowing the Participant to defer recognition of income past the date of exercise.

Section 8.3. Standard Terms and Conditions. Unless the Committee specifies otherwise in the SAR Agreement, the terms set forth in this Section 8.3 shall apply to all SARs granted under the Plan. An SAR Agreement that incorporates the terms of the Plan by reference shall be deemed to have incorporated the terms set forth in this Section.

(a) Term. The standard term of a SAR shall be ten (10) years beginning on the Grant Date.

(b) Exercisability. The standard rate at which a SAR shall be exercisable shall be 34 percent of the Grant on the first anniversary of the Grant Date and 33 percent of the Grant on the second and third anniversaries of the Grant Date.

ARTICLE IX

RESTRICTED STOCK

Section 9.1. General. The Committee shall have authority to grant Restricted Stock under the Plan at any time or from time to time. The Committee shall determine the number of shares of Restricted Stock to be awarded to any Eligible Person, the Restriction Period within which such Grants may be subject to forfeiture, and any other terms and conditions of the Grants including, without limitation, providing for either grant or vesting upon the achievement of performance goals. To the extent the Company desires to avoid the deduction limit of Code Section 162(m) as applied to Restricted Stock, such Grants must comply with Section 11.4. Restricted Stock may be awarded alone or in addition to other Grants made under the Plan.

Section 9.2. Required Terms and Conditions. Restricted Stock shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

(a) Restriction Period. No Restricted Stock shall become free of restrictions before one year after the granting of the Restricted Stock (unless the Restricted Stock is granted in lieu of or replacement of compensation that is subject to vesting restrictions, in which case the Restricted Stock may be subject to the same vesting restrictions as was the compensation).

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(b) Delivery. The Company shall issue the shares of Restricted Stock to each recipient who is awarded a Grant of Restricted Stock either in certificate form or in book entry form, registered in the name of the recipient, with legends or notations, as applicable, referring to the terms, conditions and restrictions applicable to any such Grant and record the transfer on the Company’s official shareholder records; provided that the Company may require that any stock certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that as a condition of any Grant of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Grant.

Section 9.3. Standard Terms and Conditions. Unless the Committee specifies otherwise in the Restricted Stock Agreement, the terms set forth in this Section 9.3 shall apply to all Restricted Stock granted under the Plan. A Restricted Stock Agreement that incorporates the terms of the Plan by reference shall be deemed to have incorporated the terms set forth in this Section.

(a) Restriction Period. The standard Restriction Period shall be three years from the Grant Date.

(b) Restrictions. The standard restrictions applicable to Restricted Stock are continued service of the Participant for the Company during the Restriction Period.

(c) Rights. The standard terms of a Restricted Stock Agreement shall provide that the Participant shall have, with respect to the Restricted Stock, all of the rights of a shareholder of the Company holding the class of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends, subject to Section 6.3.

Section 9.4. Price. The Committee may require a Participant to pay a stipulated purchase price for each share of Restricted Stock.

ARTICLE X

RESTRICTED STOCK UNITS

Section 10.1. General. The Committee shall have authority to grant Restricted Stock Units under the Plan at any time or from time to time. A Restricted Stock Unit Grant is denominated in Common Stock that will be settled either by delivery of Common Stock or the payment of cash based upon the Fair Market Value of a specified number of Common Stock. The Committee shall determine the number of Restricted Stock Units to be awarded to any Participant, the Restriction Period within which such Grants may be subject to forfeiture, and any other terms and conditions of the Grants including without limitation providing for either grant or vesting upon the achievement of performance goals. To the extent the Company desires to avoid the deduction limit of Code Section 162(m) as applied to Restricted Stock Units, such Grants must comply with Section 11.4. Restricted Stock Units may be awarded alone or in addition to other Grants made under the Plan.

Section 10.2. Required Terms and Conditions. Restricted Stock Units shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

(a) Restriction Period. No Restricted Stock Unit shall become free of restrictions before one year of the granting of the Restricted Stock Unit, unless the Restricted Stock Unit is granted in lieu of other compensation that is subject to vesting restrictions, in which case the Restricted Stock Units may be subject to the same vesting restrictions as was the compensation.

(b) Rights. The Committee shall be entitled to specify in a Restricted Stock Unit Agreement the extent to which and on what terms and conditions the applicable Participant shall be entitled to receive current or deferred payments corresponding to the dividends payable on the Common Stock.

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Section 10.3. Standard Terms and Conditions. Unless the Committee specifies otherwise in the Restricted Stock Unit Agreement, the terms set forth in this Section 10.3 shall apply to all Restricted Stock Unit granted under the Plan. A Restricted Stock Unit Agreement that incorporates the terms of the Plan by reference shall be deemed to have incorporated the terms set forth in this Section:

(a) Restriction Period. The standard Restriction Period shall be three years from the Grant Date.

(b) Restrictions. The standard restrictions applicable to a Restricted Stock Unit are continued service of the Participant for the Company during the Restriction Period.

(c) Rights. The standard terms of the Restricted Stock Units shall provide that the Participant is entitled to receive current payments corresponding to the dividends payable on the Common Stock.

ARTICLE XI

PERFORMANCE-BASED GRANTS AND OTHER AWARDS

Section 11.1. Performance Units. The Committee shall have authority to grant Performance Units under the Plan at any time or from time to time. A Performance Unit consists of the right to receive cash upon achievement of a performance goal or goals (as the case may be) and satisfaction of such other terms and conditions as the Committee determines. The Committee shall have complete discretion to determine the number of Performance Units granted to each Participant and any applicable conditions. A Grant of Performance Units shall be earned in accordance with the Agreement over a specified period of performance, as determined by the Committee. Unless expressly waived in the Agreement, an award of Performance Units must vest solely on the attainment of one or more performance goals. Performance Units may be awarded alone or in addition to other Grants made under the Plan. The Committee, in its absolute discretion, may substitute actual shares of Common Stock for the cash payment otherwise required to be made to a Participant pursuant to a Performance Unit. To the extent the Company desires to avoid the deduction limit of Code Section 162(m) as applied to Performance Units, such Grants must comply with Section 11.4.

Section 11.2. Performance Shares. The Committee shall have authority to grant Performance Shares under the Plan at any time or from time to time. A Performance Share consists of the right to receive Common Stock upon achievement of a performance goal or goals (as the case may be) and satisfaction of such other terms and conditions as the Committee determines. The Committee shall have complete discretion to determine the number of Performance Shares granted to each Participant and any applicable conditions. A Grant of Performance Shares shall be earned in accordance with the Agreement over a specified period of performance, as determined by the Committee. Unless expressly waived in the Agreement, an award of Performance Shares must vest solely on the attainment of one or more performance goals. Performance Shares may be awarded alone or in addition to other Grants made under the Plan. The Committee, in its absolute discretion, may make a cash payment equal to the Fair Market Value of the Common Stock otherwise required to be transferred to a Participant pursuant to a Performance Share. To the extent the Company desires to avoid the deduction limit of Code Section 162(m) as applied to Performance Shares, such Grants must comply with Section 11.4.

Section 11.3. Other Awards. The Committee shall have authority to grant Other Awards under the Plan at any time and from time to time. An Other Award is a Grant not otherwise specifically provided for under the terms of the Plan that is valued in whole or in part by reference to, or is otherwise based upon or settled in, Common Stock. The Grant of an Other Award shall be evidenced by an Agreement, setting forth the terms and conditions of the Grant as the Committee, in its sole discretion within the terms of the Plan, deems desirable. Other Awards may be awarded alone or in addition to other Grants made under the Plan.

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Section 11.4. Provisions Relating to Code Section 162(m). Except as otherwise provided in the Plan and unless expressly waived (either with respect to an individual Participant or a class of individual Participants) in writing by the Committee, it is the intent of the Company that Grants made to persons who are (or may become) Covered Employees within the meaning of Section 162(m) of the Code shall constitute “qualified performance-based compensation” satisfying the relevant requirements of Code Section 162(m) and the guidance thereunder. Accordingly, the Plan shall be administered and the provisions of the Plan shall be interpreted in a manner consistent with Code Section 162(m). If any provision of the Plan or any Agreement relating to such a Grant does not comply or is inconsistent with the requirements of Code Section 162(m), unless expressly waived as described above, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements. In addition, the following provisions shall apply to the Plan or a Grant to the extent necessary to obtain a tax deduction for the Company:

(a) Awards subject to this Section must vest (or may be granted or vest) solely on the attainment of one or more objective performance goals unrelated to term of employment. Grants will also be subject to the general vesting provisions provided in the Agreement and this Plan.

(b) Prior to completion of 25% of the Performance Period or such earlier date as required under Section 162(m), the Committee must establish performance goals (in accordance with subsection (e) below) in writing (including but not limited to Committee minutes) for Covered Employees who will receive Grants that are intended as qualified performance-based compensation. The outcome of the goal must be substantially uncertain at the time the Committee actually establishes the goal.

(c) The performance goal must state, in terms of an objective formula or standard, the method for computing the Grant payable to the Participant if the goal is attained.

(d) The terms of the objective formula or standard must prevent any discretion being exercised by the Committee to later increase the amount payable that otherwise would be due upon attainment of the goal, but may allow discretion to decrease the amount payable.

(e) The material terms of the performance goal must be disclosed to and subsequently approved in a separate vote by the stockholders before the payout is executed, unless they conform to one or any combination of the following goals/targets each determined in accordance with generally accepted accounting principles or similar objective standards (and/or each as may appear in the annual report to stockholders, Form 10K, or Form 10Q): revenue; earnings (including earnings before interest, taxes, depreciation, and amortization, earnings before interest and taxes, and earnings before or after taxes); operating income; net income; funds from operations (“FFO”), profit margins; earnings per share; FFO per share, return on assets; return on equity; return on invested capital; economic value-added; stock price; gross dollar volume; total shareholder return; market share; book value; expense management; cash flow; and customer satisfaction.

The foregoing criteria may relate to the Company, one or more of its Subsidiaries or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine.

(f) A combination of the above performance goals may be used with a particular Agreement evidencing a Grant.

(g) The Committee in its sole discretion in setting the goals/targets in the time prescribed above may provide for the making of equitable adjustments (singularly or in combination) to the goals/targets in recognition of unusual or non-recurring events for the following qualifying objective items: asset impairments under Statement of Financial Accounting Standards No. 121, as amended or superseded; acquisition-related charges; accruals for restructuring and/or reorganization program charges; merger integration costs; merger transaction costs; any profit or loss attributable to the business operations of any entity or entities acquired during the period of service to which the

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performance goal relates; tax settlements; any extraordinary, unusual in nature, infrequent in occurrence, or other non-recurring items (not otherwise listed) as described in Accounting Principles Board Opinion No. 30; any extraordinary, unusual in nature, infrequent in occurrence, or other non-recurring items (not otherwise listed) in management’s discussion and analysis of financial condition results of operations, selected financial data, financial statements and/or in the footnotes each as appearing in the annual report to stockholders; unrealized gains or losses on investments; charges related to derivative transactions contemplated by Statement of Financial Accounting Standards No. 133, as amended or superseded; and compensation charges related to FAS 123 (Revised) or its successor provision.

(h) The Committee must certify in writing prior to payout that the performance goals and any other material terms were in fact satisfied. In the manner required by Section 162(m) of the Code, the Committee shall, promptly after the date on which the necessary financial and other information for a particular Performance Period becomes available, certify the extent to which performance goals have been achieved with respect to any Grant intended to qualify as “performance-based compensation” under Section 162(m) of the Code. In addition, the Committee may, in its discretion, reduce or eliminate the amount of any Grant payable to any Participant, based on such factors as the Committee may deem relevant.

(i) Limitation on Grants.

(i) If an Option is canceled, the canceled Option continues to be counted against the maximum number of shares for which Options may be granted to the Participant under the Plan, but not towards the total number of shares reserved and available under the Plan pursuant to Section 5.1.

(ii) During any fiscal year, the maximum number of shares of Common Stock for which Options and Stock Appreciation Rights may be granted to any Covered Employee shall not exceed 1,000,000 shares.

(iii) During any fiscal year, the maximum number of shares of Common Stock for which Restricted Stock, Restricted Stock Units, Performance Units and Other Awards may be granted to any Covered Employee shall not exceed 500,000 shares.

(iv) During any fiscal year, the maximum cash payment hereunder for performance-based compensation purposes under Code Section 162(m) to any Covered Employee shall not exceed $250,000.

(v) In the case of an outstanding Grant intended to qualify for the performance-based compensation exception under Section 162(m), the Committee shall not, without approval of a majority of the shareholders of the Company, amend the Plan or the Grant in a manner that would adversely affect the Grant’s continued qualification for the performance-based exception.

ARTICLE XII

MISCELLANEOUS

Section 12.1. Effect of a Change in Control. Notwithstanding any other provision of this Plan to the contrary, all unvested, unexercisable or restricted Grants shall automatically vest, become exercisable and become unrestricted and performance-based Grants shall be paid out on a pro-rata basis at a target level without further action by the Board or Committee upon a Change in Control, unless provisions are made in connection with the transaction resulting in the Change in Control for the assumption of Grants theretofore awarded, or the substitution for such Grants of new grants, by the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices, as provided in Section 5.4.

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Section 12.2. Rights as a Shareholder. Other than certain voting rights permitted by the Plan or an Agreement, no person shall have any rights of a shareholder as to Common Stock subject to a Grant until, after proper transfer of the Common Stock subject to a Grant or other required action, such shares have been recorded on the Company’s official shareholder records as having been issued and transferred. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued and transferred in the company’s official shareholder records.

Section 12.3. Modification, Extension and Renewal of Grants.

(a) Ability. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Grants or accept the cancellation of outstanding Grants (to the extent not previously exercised) to make new Grants in substitution therefor, unless such modification, extension or renewal would not satisfy any applicable requirements of Rule 16b-3 of the Exchange Act; provided, however, no such action shall result in an adjustment to the performance goals of any Grant intended to avoid the deduction limit of Code Section 162(m) if the action results in such Grant not being deductible or increases the amount of compensation otherwise payable to a Participant. The foregoing notwithstanding, no modification of a Grant shall, without the consent of the Participant, alter or impair any rights or obligations under any Grant previously made.

(b) Code Section 409A Limitation. Any modification, extension or renewal hereunder to any Grant that is considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Code Section 409A. Any modification, extension or renewal hereunder to any Grant that is not considered “deferred compensation” within the meaning of Code Section 409A shall be made in a manner to ensure that after such action, the Grant either continues not to be subject to Code Section 409A or complies with the requirements of Code Section 409A.

Section 12.4. Term of Plan. Grants may be made pursuant to the Plan until the expiration of ten (10) years from the Effective Date of the Plan.

Section 12.5. Securities Law Requirements.

(a) Legality of Issuance. The issuance of any Common Stock in connection with a Grant shall be contingent upon the following:

(i) the obligation of the Company to sell Common Stock with respect to Grants shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee;

(ii) the Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits; and

(iii) each Grant is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the Grant or the issuance of Common Stock, no Grant shall be awarded or payment made or Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.

(b) Restrictions on Transfer. Regardless of whether the offering and sale of Common Stock under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions on the sale, pledge or other transfer

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of shares of Common Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Common Stock under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Participant shall be required to represent that such shares of Common Stock are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section shall be conclusive and binding on all persons.

(c) Registration or Qualification of Securities. The Company may, but shall not be obligated to, register or qualify the issuance of Grants and/or the sale of Common Stock under the Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the issuance of Grants or the sale of Common Stock under the Plan to comply with any law.

(d) Exchange of Certificates. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Common Stock sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of shares of Common Stock but lacking such legend.

Section 12.6. Amendment of the Plan. The Board may from time to time, with respect to any Common Stock at the time not subject to Grants, suspend or discontinue the Plan or revise or amend it in any respect whatsoever. The Board may amend the Plan as it shall deem advisable, except that no amendment may adversely affect a Participant with respect to Grants previously made without the written consent of the Participant holding such Grants or unless such amendments are in connection with compliance with applicable laws (including Code Section 409A), stock exchange rules or accounting rules; provided that the Board may not make any amendment in the Plan, including, but not limited to, the repricing, replacement or regranting through cancellation of Options or SARs, that would, if such amendment were not approved by the holders of the Common Stock, cause the Plan to fail to comply with any requirement or applicable law or regulation, unless and until the approval of the holders of such Common Stock is obtained.

Section 12.7. Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

Section 12.8. Tax Withholding. Each recipient of a Grant shall, no later than the date as of which the value of any Grant first becomes includable in the gross income of the recipient for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any federal, state or local taxes of any kind that are required by law to be withheld with respect to such income. A Participant may elect to have such tax withholding satisfied, in whole or in part, by (i) authorizing the Company to withhold a number of shares of Common Stock to be issued pursuant to a Grant equal to the Fair Market Value as of the date withholding is effected that would satisfy the withholding amount due, (ii) transferring to the Company shares of Common Stock owned by the Participant with a Fair Market Value equal to the amount of the required withholding tax, or (iii) in the case of a Participant who is an Employee of the Company at the time such withholding is effected, withholding from the Participant’s cash compensation. Notwithstanding anything contained in the Plan to the contrary, the Participant’s satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company’s obligation as may otherwise be provided hereunder to provide shares of Common Stock to the Participant, and the failure of the Participant to satisfy such requirements with respect to Grants shall cause such Grants to be forfeited. Any Participant who surrenders previously owned shares of Common Stock to satisfy withholding obligations incurred in connection with a Grant must comply with the applicable provisions of Rule 16b-3 of the Exchange Act, if applicable.

Section 12.9. No Repricings. In no event shall the Company permit the repricing of Grants unless approved pursuant to a vote of the shareholders. Any repricings in contravention of this Section are void.

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Section 12.10. Notices. All notices under the Plan shall be in writing, and if to the Company, shall be delivered personally to the Secretary of the Company or mailed to its principal office, addressed to the attention of the Secretary; and if to a Participant or recipient of a Grant, shall be delivered personally or mailed to the Participant or recipient of a Grant at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section.

Section 12.11. Rights to Employment or Other Service. Nothing in the Plan or in any Option or Grant granted pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Company (if applicable) or interfere in any way with the right of the Company and its shareholders to terminate the individual’s employment or other service at any time.

Section 12.12. Exculpation and Indemnification. To the maximum extent permitted by law, the Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person’s duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.

Section 12.13. No Fund Created. Any and all payments hereunder to recipients of Grants hereunder shall be made from the general funds of the Company and no special or separate fund shall be established or other segregation of assets made to assure such payments, provided that bookkeeping reserves may be established in connection with the satisfaction of payment obligations hereunder. The obligations of the Company under the Plan are unsecured and constitute a mere promise by the Company to make benefit payments in the future, and, to the extent that any person acquires a right to receive payments under the Plan from the Company, such right shall be no greater than the right of a general unsecured creditor of the Company.

Section 12.14. Additional Arrangements. Nothing contained herein precludes the Company from adopting other or additional compensation or benefit arrangements.

Section 12.15. Code Section 409A Savings Clause.

(a) It is the intention of the Company that no Grant shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise as provided below, and the Plan and the terms and conditions of all Grants shall be interpreted accordingly.

(b) The terms and conditions governing any Grants that the Committee determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Common Stock pursuant thereto and any rules regarding treatment of such Grants in the event of a Change in Control, shall be set forth in the applicable Agreement and shall comply in all respects with Section 409A of the Code.

(c) Following a Change in Control, no action shall be taken under the Plan that will cause any Grant that the Committee has previously determined is subject to Section 409A of the Code to fail to comply in any respect with Section 409A of the Code without the written consent of the Participant.

Section 12.16. Captions. The use of captions in the Plan is for convenience. The captions are not intended to provide substantive rights and shall not be used in construing the terms of the Plan.

Section 12.17. Governing Law. The laws of Delaware shall govern the plan, without reference to principles of conflict of laws.

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Section 12.18. Execution. The Company has caused the Plan to be executed in the name and on behalf of the Company by an officer of the Company thereunto duly authorized as of this 27th day of April, 2006.

TRANSGENOMIC, INC., a Delaware corporation

By:
Name:
Title:

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REVOCABLE PROXY

TRANSGENOMIC, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TRANSGENOMIC, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, JULY 12, 2006 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby authorizes the Board of Directors and Chief Executive Officer of Transgenomic, Inc. (the “Company”), or any successors in their respective positions, as proxy, with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the offices of Kutak Rock LLP, 222 South 15th Street, 14th Floor, Omaha, Nebraska on Wednesday, July 12, 2006, at 10:30 a.m., Central Daylight Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, in accordance with the instructions below and on the reverse hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE LISTED NOMINEES FOR DIRECTOR, FOR THE RATIFICATION OF THE APPOINTMENT OF AUDITORS AND FOR THE APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN.

(continued and to be signed on the reverse hereof)

This proxy is revocable and the undersigned may revoke it at any time prior to the Annual Meeting by giving written notice of such revocation to the Secretary of the Company. Should the undersigned be present and want to vote in person at the Annual Meeting, or at any adjournment thereof, the undersigned may revoke this proxy by giving written notice of such revocation to the Secretary of the Company on a form provided at the meeting. The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of the Company called for July 12, 2006, the Proxy Statement for the Annual Meeting and the Company’s 2005 Annual Report to Stockholders prior to the signing of this proxy.

1. ELECTION OF CLASS III DIRECTORS:

☐	VOTE FOR ALL nominees listed to the left for the term to expire in 2009 (except as marked to the contrary below)

☐	WITHHOLD AUTHORITY to vote for all nominees listed below

NOMINEES: 01 Gregory J. Duman 02 Roland J. Santoni

INSTRUCTIONS: To withhold authority to vote for any individual nominee, check the “VOTE FOR ALL” box to the right, but write the number of the nominee for whom authority is being withheld in the box provided to the right.

2. AUDITORS. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2006.

☐        FOR        ☐        AGAINST        ☐        ABSTAIN

3. APPROVAL OF 2006 EQUITY INCENTIVE PLAN. Approval of the adoption of the 2006 Equity Incentive Plan.

☐        FOR        ☐        AGAINST        ☐        ABSTAIN

4. To vote, in its discretion, upon any other business that may properly come before the Annual Meeting or any adjournment thereof. Management is not aware of any other matters which should come before the Annual Meeting.

Dated:                     , 2006.

(Signature)

(Signature if held jointly)

Please date and sign exactly as name(s) appear(s) on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.